     As filed with the U.S. Securities and Exchange Commission on April 30, 2004
                                               Securities Act File No.  33-20957
                                       Investment Company Act File No. 811-05451
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM N-1A

             Registration Statement Under The Securities Act Of 1933         [X]

                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 22                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]

                                Amendment No. 23                             [X]
                        (Check appropriate box or boxes)

                               USLICO SERIES FUND
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

          Huey P. Falgout, Jr.                                With copies to:
          ING Investments, LLC                           Jeffrey S. Puretz, Esq.
     7337 E. Doubletree Ranch Road                             Dechert, LLP
          Scottsdale, AZ 85258                                1775 I St. N.W.
(Name and Address of Agent for Service)                    Washington, DC 20006

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant to paragraph (b)

[X]   on April 30, 2004, pursuant to paragraph (b)

[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   on (date), pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                               USLICO SERIES FUND

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*     Cover Sheet

*     Contents of Registration Statement

*     USLICO SERIES FUND Prospectus

*     USLICO SERIES FUND Statement of Additional Information

*     Part C

*     Signature Page

                               USLICO SERIES FUND

                                   PROSPECTUS

                                 APRIL 30, 2004

         The four Portfolios of the USLICO Series Fund are as follows:

                              The Stock Portfolio

                           The Money Market Portfolio

                               The Bond Portfolio

                         The Asset Allocation Portfolio


  THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE USLICO SERIES FUND. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR
 FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC),
  THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE
 COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Types of Investors for Whom the Fund is Intended............    2
The Stock Portfolio -- Risk/Return Summary..................    3
The Money Market Portfolio -- Risk/Return Summary...........    5
The Bond Portfolio -- Risk/Return Summary...................    6
The Asset Allocation Portfolio -- Risk/Return Summary.......    7
Performance Information for Last 10 Years...................    9
Total Net Expenses..........................................   14
Investment Objectives, Principal Investment Strategies, and
  Principal Investment Risks of the Stock Portfolio.........   16
Investment Objective, Principal Investment Strategies, and
  Principal Investment Risks of the Money Market
  Portfolio.................................................   17
Investment Objectives, Principal Investment Strategies, and
  Principal Investment Risks of the Bond Portfolio..........   18
Investment Objective, Principal Investment Strategies, and
  Principal Investment Risks of the Asset Allocation
  Portfolio.................................................   19
General Portfolio Policies..................................   21
Risk Factors and Special Considerations.....................   21
Management of the Portfolios................................   23
Other Expenses..............................................   25
About Your Investment.......................................   25
Frequent Trading -- Market Timing...........................   25
Net Asset Value.............................................   26
Distributions and Taxes.....................................   26
Financial Highlights........................................   28


To obtain more information please refer to the back cover.

                TYPES OF INVESTORS FOR WHOM THE FUND IS INTENDED


     Shares of the USLICO SERIES FUND (the "Fund") are sold only to insurance companies and are used to fund variable life insurance policies ("Policies"). The Policies are offered by ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New York (the "insurance companies") and sold with a prospectus describing the Policies and with a prospectus of the Fund. The insurance companies are affiliated with ING Investments, LLC ("ING Investments" or the "Investment Adviser"), the investment adviser to each of the four Portfolios. Aeltus Investment Management, Inc. ("ING Aeltus") serves as the sub-adviser to each of the Portfolios. ING Aeltus is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. The Fund has four different series, each with different investment objectives and strategies. The series are the: (1) Stock Portfolio; (2) Money Market Portfolio;
(3) Bond Portfolio; and (4) Asset Allocation Portfolio (each, a "Portfolio", and collectively, the "Portfolios"). Because Policy owners may instruct the insurance companies which Portfolio(s) they want to use to fund their Policies, this Prospectus gives you important information about the Portfolios which you should know about before investing. This Prospectus should be read in conjunction with the prospectus for the Policies. Both prospectuses should be read carefully and retained for future reference.

                              THE STOCK PORTFOLIO

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES:          The Stock Portfolio seeks intermediate and
                                long-term growth of capital. Its secondary objective is to receive a reasonable level of income.


INVESTMENT FOCUS:               U.S. Common Stocks with large market
                                capitalizations.



PRINCIPAL INVESTMENT
STRATEGIES:                     -  Investing in common stocks having significant
                                   potential for capital appreciation. The Fund may also invest in common stocks principally for their income potential through dividends and option writing, or in common stocks having a mix of these characteristics.



                                - Under normal market conditions, investing at least 80% of its assets in equity securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio normally invests in companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)).



                                -  Potentially investing in companies with
                                   smaller or medium market capitalizations.
                                   Those companies defined as large have market capitalizations of at least $900 million as of December 31, 2003.


                                -  Investing primarily in domestic issuers.

                                - Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

                                - The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS:     -  Stock Market Volatility. Stock markets are
                                   volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.
                                   Different parts of the market can react
                                   differently to these developments.

                                - Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

                                - Derivatives. Derivatives are subject to the risk of changes in the market price of a security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. Certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

                                - Changes in Values. Values are not guaranteed, you may lose money. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

                                - Not Guaranteed by FDIC. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                - Portfolio Turnover. A high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

                           THE MONEY MARKET PORTFOLIO

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE:           Seeks maximum current income consistent with
                                preservation of capital and liquidity.

INVESTMENT FOCUS:               Short-term U.S. Government Securities and Money
                                Market instruments.

PRINCIPAL INVESTMENT
STRATEGIES:                     Purchasing U.S. Government Securities and U.S.
                                dollar denominated high quality money market instruments rated A-1 by Standard & Poor's
                                Ratings Group ("S&P") or P-1 by Moody's
                                Investors Service, Inc. ("Moody's"), and repurchase agreements.

PRINCIPAL INVESTMENT RISKS:     -  Insolvency Risk. Defaults in paying principal
                                   and/or interest by an issuer.

                                -  Interest Rate Changes. Interest rate
                                   increases can cause the price of a U.S.
                                   Government or a money market security to decrease.

                                -  Financial Services Exposure. Changes in
                                   government regulation or economic downturns can have a significant negative effect on issuers in the financial services sector.

                                - Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

                                -  U.S. Government Securities. Some U.S.
                                   Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal Home Loan Bank, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

                                - Not Guaranteed by FDIC. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                                - Repurchase Agreements. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

                               THE BOND PORTFOLIO

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES:          High level of income consistent with prudent
                                risk and the preservation of capital. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its principal objective.


INVESTMENT FOCUS:               Investment grade fixed-income
                                securities -- rated in top four rating
                                categories of either Standard & Poor's Ratings
                                Group ("S&P") or Moody's Investors Service, Inc.
                                ("Moody's").


PRINCIPAL INVESTMENT
STRATEGIES:                     -  Under normal market conditions, the Portfolio
                                   invests at least 80% of its assets in
                                   investment-grade fixed-income securities. The
                                   Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

                                -  Managing the Portfolio to have similar
                                   overall interest rate risk to the Lehman
                                   Brothers Aggregate Bond Index ("Lehman Bond
                                   Index").

                                - Allocating assets across different market sectors and maturities.

                                - Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer to select investments.

                                - The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

                                - The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS:     -  Insolvency Risk. Default in payment of
                                   principal and/or interest by an issuer.

                                - Credit Risk. A decline in the credit quality of an issuer can cause the price of a bond to decrease.

                                -  Interest Rate Changes. Interest rate
                                   increases can cause the price of a debt
                                   security to decrease.

                                - Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and less income is received due to prepayment in a lower interest rate environment.

                                - Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

                                - Changes in Values. Values are not guaranteed, you may lose money. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

                                - Not Guaranteed by FDIC. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                - Portfolio Turnover. A high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

                         THE ASSET ALLOCATION PORTFOLIO

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE:           Seeks to obtain high total return with reduced
                                risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

INVESTMENT FOCUS:               U.S. Common Stocks, investment grade bonds and
                                money market instruments.

PRINCIPAL INVESTMENT
STRATEGIES:                     -  Allocating the Portfolio's assets among
                                   stocks, bonds, and short-term money market instruments.

                                -  Adjusting allocation among asset classes.

                                -  Investing primarily in domestic issuers.


                                - The Portfolio normally invests in companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)).



                                -  Potentially investing in companies with
                                   smaller or medium market capitalizations.
                                   Those companies defined as large have market capitalizations of at least $900 million as of December 31, 2003.


                                - Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

                                - Entering into repurchase agreements maturing in seven days or less.

                                - The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

                                - The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS:     -  Stock Market Volatility. Stock markets are
                                   volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.
                                   Different parts of the market can react
                                   differently to these developments.

                                -  Interest Rate Changes. Interest rate
                                   increases can cause the price of a debt
                                   security to decrease.

                                -  Insolvency Risk. Default in payment of
                                   principal and/or interest by an issuer.

                                - Credit Risk. A decline in the credit quality of an issuer can cause the price of its bond to decrease.

                                - Repurchase Agreements. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

                                - Derivatives. Derivatives are subject to the risk of changes in the market price of a security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. Certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

                                - Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and less income if called in a lower interest rate environment.

                                - Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

                                - Portfolio Turnover. A high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

                                - Changes in Values. Values are not guaranteed, you may lose money. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

                                - Not Guaranteed by FDIC. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                   PERFORMANCE INFORMATION FOR LAST 10 YEARS

     The bar charts and the performance information listed on the following pages illustrate the risks and volatility of investing in the Portfolios. The bar charts show the changes in each Portfolio's performance from year to year for the past 10 calendar years. The additional information shows a Portfolio's highest and lowest returns for a quarter during those 10 years and compares a Portfolio's average annual returns for 1, 5 and 10 years to an index or indices, if applicable. A Portfolio's past performance is not an indication of future performance.

     The bar charts and tables reflect the management fees and expenses of the Portfolio but the performance figures do not reflect charges assessed by the insurance company separate accounts. If such charges had been reflected, the returns would be less than those shown below. Performance assumes reinvestment of income and capital gain distributions.

                    PERFORMANCE OF THE STOCK PORTFOLIO(1)(2)





 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
-------  -------  -------  -------  -------  -------  -------  -------  -------  -------

2.76      31.92    22.90    25.06    6.00     30.08   -19.94   -41.06   -32.24    36.49


BEST AND WORST QUARTER DURING LAST 10 YEARS


    BEST QUARTER          WORST QUARTER
       30.04%                -31.24%
 Three months ended     Three months ended
  December 31, 1999       March 31, 2001



COMPARING RETURNS WITH THE STANDARD & POOR'S COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX")


     This table compares the Stock Portfolio's average annual total returns for 1, 5 and 10 years ended December 31, 2003, to those of the S&P 500 Index.


                                  1 YEAR         5 YEARS         10 YEARS
                                  ------         -------         --------
Stock Portfolio                   36.49%         -9.79%            2.64%
S&P 500 Index                     28.71%         -0.57%           11.10%


INFORMATION ON THE S&P 500 INDEX

     The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. Calculations of its performance assumes reinvestment of dividends. You cannot invest directly in the index. It does not have an investment adviser and does not pay any fees or expenses. If it had expenses, its performance would be lower. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

------------------


(1) ING Investments has been the Portfolio's Investment Adviser since May 11, 2001; however, prior to May 11, 2001, ING Investments, served as the sub-adviser to the Stock Portfolio, and ReliaStar Investment Research, Inc., an affiliate of ING Investments, managed the Portfolio. Prior to October 1, 1999, the Stock Portfolio was managed by a different sub-adviser. Prior to November 25, 2002, the Portfolio operated under a different investment strategy.


(2) These figures do not reflect expenses or charges which are or may be imposed under your Policies, and would be lower if they did.

                PERFORMANCE OF THE MONEY MARKET PORTFOLIO(1)(2)




 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
-------  -------  -------  -------  -------  -------  -------  -------  -------  -------

4.00      5.00     5.00     5.00     5.00     5.00     5.59     3.14     0.88     0.28


BEST AND WORST QUARTER DURING LAST 10 YEARS


    BEST QUARTER          WORST QUARTER
        1.70%                 0.05%
 Three months ended     Three months ended
    June 30, 1995       September 30, 2003



THE PORTFOLIO'S AVERAGE ANNUAL RETURNS


     This table provides information on the Money Market Portfolio's average annual total returns for 1, 5 and 10 years ended December 31, 2003:


                                   1 YEAR         5 YEARS         10 YEARS
                                   ------         -------         --------
Money Market Portfolio             0.28%           3.05%           3.85%


THE PORTFOLIO'S SEVEN DAY YIELD


     The Portfolio's 7-day yield, as of December 31, 2003, was 0.26%. The 7-day yield is an annualized figure - the amount earned if the investment is kept in the Portfolio and the Portfolio continued to earn the same net interest income throughout the year. The Portfolio's 7-day effective yield as of December 31, 2003 was 0.26%. The 7-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded. For the Portfolio's current 7-day yield and current 7-day effective yield, call the Portfolio at (800) 992-0180.


---------------


(1) ING Investments has been the Portfolio's Investment Adviser since May 11, 2001; however, prior to May 11, 2001, ReliaStar Investment Research, Inc., an affiliate of ING Investments, managed the Portfolio.


(2) These figures do not reflect expenses or charges which are or may be imposed under your Policies, and would be lower if they did.

                    PERFORMANCE OF THE BOND PORTFOLIO(1)(2)




 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
-------  -------  -------  -------  -------  -------  -------  -------  -------  -------

-3.72     18.07    2.70     7.09     4.30     -2.87    6.74     6.47     8.07     4.57


BEST AND WORST QUARTER DURING LAST 10 YEARS


    BEST QUARTER          WORST QUARTER
        6.58%                 -2.62%
 Three months ended     Three months ended
    June 30, 1995         June 30, 2001



COMPARING RETURNS WITH THE LEHMAN BROTHERS AGGREGATE BOND INDEX ("LEHMAN BOND INDEX")


     This table compares the Bond Portfolio's average annual total returns for 1, 5 and 10 years ended December 31, 2003 to those of the Lehman Bond Index.


                                       1 YEAR         5 YEARS         10 YEARS
                                       ------         -------         --------
Bond Portfolio                         4.57%           4.16%           5.39%
Lehman Bond Index                      4.10%           6.62%           6.95%


INFORMATION ON THE LEHMAN BOND INDEX

     The Lehman Bond Index is an unmanaged index that measures the performance of fixed income securities that are similar, but not identical, to those securities held in the Portfolio. You cannot invest directly in an index. It does not have an investment adviser and does not pay any fees or expenses. If it had expenses, its performance would be lower. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

------------------


(1) ING Investments has been the Portfolio's Investment Adviser since May 11, 2001; however, prior to May 11, 2001, ReliaStar Investment Research, Inc., an affiliate of ING Investments, managed the Portfolio.


(2) These figures do not reflect expenses or charges which are or may be imposed under your Policies, and would be lower if they did.

             PERFORMANCE ON THE ASSET ALLOCATION PORTFOLIO(1)(2)(3)




 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
-------  -------  -------  -------  -------  -------  -------  -------  -------  -------

-1.33     25.15    12.44    16.62    5.51     15.10    -9.80   -20.09    -8.72    18.54


BEST AND WORST QUARTER DURING LAST 10 YEARS


    BEST QUARTER          WORST QUARTER
       16.00%                -15.67%
 Three months ended     Three months ended
  December 31, 1999       March 31, 2001



COMPARING RETURNS WITH THE STANDARD & POOR'S COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX ("LEHMAN BOND INDEX")


     This table compares the Asset Allocation Portfolio's average annual total returns for 1, 5 and 10 years ended December 31, 2003 to those of the S&P 500 Index and the Lehman Bond Index.


                                        1 YEAR         5 YEARS         10 YEARS
                                        ------         -------         --------
Asset Allocation Portfolio              18.54%          -1.87%           4.75%
S&P 500 Index                           28.71%          -0.57%          11.10%
Lehman Bond Index                        4.10%           6.62%           6.95%


INFORMATION ON THE S&P 500 INDEX AND THE LEHMAN BOND INDEX


     The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets. Calculations of its performance assumes reinvestment of dividends. The Lehman Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to fixed-income securities held in the Portfolio.


     You cannot invest directly in either the S&P 500 Index or the Lehman Bond Index. Neither has an investment adviser and neither pays any fees or expenses. If an index had expenses, its performance would be lower. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

------------------


(1) ING Investments has been the Portfolio's Investment Adviser since May 11, 2001; however, prior to May 11, 2001, ING Investments served as the sub-adviser to the equity portion of the Asset Allocation Portfolio, and ReliaStar Investment Research, Inc., an affiliate of ING Investments, managed the Portfolio.


(2) Prior to October 1, 1999, the equity portion of the Asset Allocation Portfolio was managed by a different sub-adviser.

(3) These figures do not reflect expenses or charges which are or may be imposed under your Policies, and would be lower if they did.

                               TOTAL NET EXPENSES

     The table that follows shows the estimated operating expenses paid each year by the Portfolios. These estimated expenses are based on the expenses paid by the Portfolios in the year 2003. Actual expenses paid by the Portfolios may vary from year to year.

     Your variable annuity contract or variable life insurance policy is a contract between you and the issuing life insurance company. The Fund and its Portfolios are not parties to that variable contract, but are merely investment options made available to you by your insurance company under your variable contract. The fees and expenses of the Fund's Portfolios are not fixed or specified under the terms of your variable contract. The table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or life insurance policy. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement.


SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.


OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIOS(1)
(as a % of average daily net assets)


                                                                                         WAIVERS,
                                                                           TOTAL      REIMBURSEMENTS      TOTAL NET
                                    MANAGEMENT   SERVICE      OTHER      OPERATING          AND           PORTFOLIO
PORTFOLIO                              FEES       FEES     EXPENSES(2)   EXPENSES     RECOUPMENTS(3)     EXPENSES(3)
---------                           ----------   -------   -----------   ---------   -----------------   -----------
 Stock                          %      0.50        N/A        0.83         1.33            -0.43            0.90
 Money Market                   %      0.50        N/A        0.86         1.36            -0.46            0.90
 Bond                           %      0.50        N/A        1.27         1.77            -0.86            0.91
 Asset Allocation               %      0.50        N/A        0.82         1.32            -0.41            0.91



(1) This table shows the estimated operating expenses for shares of the Portfolios as a ratio of expenses to average daily net assets. These estimates are based on a Portfolio's actual operating expenses for its most recently completed fiscal year and fee waivers to which ING Investments has agreed for the Portfolio.


(2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.


(3) The Policies contain a contractual provision limiting the amount Policyholders can be charged for management fees to 0.25%. The insurance companies pay any management fees above that amount. The management fees shown in the "Management Fees" column are the management fees before taking into account this contractual limitation. In addition, ING Investments, the Investment Adviser to each Portfolio, has entered into a written expense limitation agreement with the Fund that will limit the "Other Expenses" of each Portfolio. Other Expenses means all of the expenses incurred by a Portfolio, but excluding management fees, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Independent Trustees, subject to recoupment by ING Investments within three years. The management fee limit continues for the term of the Policies. The expense limitation limit will continue through at least May 1, 2005. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current term or upon termination of the Investment Management Agreement. The aggregate amount of the Management Fee waived and any Other Expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupment."



EXAMPLES(1)


     The examples that follow are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other variable Portfolios. The examples do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy, and your costs would be higher if they did. Each example assumes that you invested $10,000, reinvested all your dividends, the Portfolio earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


PORTFOLIO                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------                                     ------     -------     -------     --------
Stock                                          $92        $379        $688        $1,564
Money Market                                    92         385         701         1,595
Bond                                            93         473         879         2,013
Asset Allocation                                93         378         684         1,554



(1) The examples reflect the contractual limits for the one-year period and the first year of the three-, five-, and ten-year periods.

          INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND
                      RELATED RISKS OF THE STOCK PORTFOLIO

     The information below is intended to provide detailed information on the Stock Portfolio's investment objectives, strategies used in seeking to achieve those objectives and the risks of investing in this Portfolio.

INVESTMENT OBJECTIVES

     The Stock Portfolio's primary objective is to achieve intermediate and long-term growth of capital. Its secondary objective is to receive a reasonable level of income.

PRINCIPAL INVESTMENT STRATEGIES

     The Stock Portfolio invests primarily in U.S. common stocks listed on national securities exchanges, and believed to have significant potential for capital appreciation, or in common stocks principally for their income potential through dividends and option writing, or in common stocks having a mix of these characteristics. Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. No more than 25% of the Portfolio's assets are invested in a single industry and no more than 5% may be invested in any single company.

     The Portfolio's investments are rotated among various market sectors based on the Sub-Adviser's research and view of the economy. The Portfolio may buy and sell securities frequently, resulting in portfolio turnover and higher transaction costs.

     From time to time the Portfolio will, on its common stock portfolio, write covered call options that are traded on a U.S. securities exchange or board of trade. It will do so when the Sub-Adviser believes the price of the stock will remain relatively stable, thus allowing the Portfolio to enjoy the premium income and enhance its return. (See "Options" under "Risk Factors and Special Considerations" in this Prospectus.)

     This Portfolio will retain a flexible approach to the investment of funds and the Portfolio's composition may vary with the economic outlook. The Portfolio may invest in U.S. Government securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government Securities. When, in the judgment of the Sub-Adviser, current cash needs or market or economic conditions warrant a temporary defensive position, the Portfolio may invest to a greater degree in such short-term U.S. Government securities, commercial paper, and other money market instruments. Taking temporary defensive positions may reduce the chances of the Portfolio achieving its investment objectives.

THE RISKS OF INVESTING

     Since the Stock Portfolio invests primarily in U.S. common stocks, its returns may, and probably will, vary. Your cash values and maybe the death benefit of your Policy will vary with the investment performance of the Portfolio(s) you select. Poor performance could result in the cash values in your insurance policy declining. Loss of money is a risk of investing in the Stock Portfolio. The Portfolio is intended as a long-term investment vehicle for variable life insurance policies and is not designed to provide policy owners with a means of speculating on short-term stock market movements. There is no assurance the investment objectives will be achieved. While the Portfolio may compare its performance returns, for benchmark purposes, to the performance returns of broad based indices such as the S&P 500 Index, the Portfolio is not managed to replicate the securities contained in those indices, and may achieve returns less than those indices.

     In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

     Participation in the options market involves investment risks and transaction costs, which the Portfolio would not be subject to if it didn't use this strategy. If its predictions of price movement are inaccurate, the Portfolio might be in a worse position than if the strategy were not used. Neither the Fund, the investments of the Stock Portfolio, the Policies' cash values, nor its death benefit are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

     Annual portfolio turnover rate can exceed 100%. A 100% turnover rate occurs if all of the Portfolio's investments were sold and either repurchased or replaced in a year. A higher portfolio turnover rate includes greater expenses to the Portfolio, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

     The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.


     A more detailed discussion of the Risks is available in the "Risk Factors and Special Considerations" section.


           INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND
                  RELATED RISKS OF THE MONEY MARKET PORTFOLIO

     The information below is intended to provide detailed information on the Money Market Portfolio's investment objective, strategies used in seeking to achieve the objective and the risks of investing in this Portfolio.

INVESTMENT OBJECTIVE

     The Money Market Portfolio's primary objective is to seek maximum current income consistent with the preservation of capital and the maintenance of liquidity by investing in "money market" instruments meeting specified quality standards.

PRINCIPAL INVESTMENT STRATEGIES

     The Money Market Portfolio may invest only in high-quality instruments with a maturity or remaining maturity of 13 months or less from the date of purchase, and may include the following: U.S. Government securities; commercial paper, including asset-backed commercial paper, asset-backed securities, floating or variable rate instruments, credit-linked notes, debt obligations, repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government securities; and negotiable certificates of deposit, bankers' acceptances, fixed-time deposits, and other obligations of federally chartered domestic banks, savings banks, or savings and loan associations having total assets of $1 billion or more.


     The Portfolio will not invest in any fixed-time deposit maturing in more than 7 days if, as a result, more than 10% of the value of its total assets would be invested in such fixed-time deposits and other illiquid securities. The Portfolio may also invest in fixed-time or other deposits with a state-chartered bank that acts as custodian to the Fund, provided that any such bank has total assets of $1 billion or more. The Portfolio may also purchase obligations that mature in 13 months or less from the date of purchase if the obligation is accompanied by a guarantee of principal and interest provided that the guarantee is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Portfolio. The Portfolio is required to maintain an average weighted maturity of not more than 90 days and invest exclusively in securities that mature within 397 days. All investments by the Portfolio are limited to United States dollar-denominated investments. The Portfolio may not invest more than 25% of its total assets in securities of any one particular industry nor invest more than 5% of its assets in any one issuer, except that these restrictions do not apply to investments in U.S. Government securities and the 25% limit does not apply to the Money Market Portfolio for securities or obligations issued by U.S. banks.


THE RISKS OF INVESTING

     Since the Money Market Portfolio invests primarily in Money Market instruments, one risk is a default by an issuer and its loss to the Portfolio of principal and/or interest payments. An additional risk is the Portfolio not maintaining a value of $1.00 per share. When interest rates decline, the performance return for this Portfolio will decline. In that environment your net performance return may be relatively small. There is no assurance the investment objective will be achieved.

     In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

     Neither the Fund nor the investments of the Money Market Portfolio are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

     The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.


     A more detailed discussion of the Risks is available in the "Risk Factors and Special Considerations" section.


          INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND
                      RELATED RISKS OF THE BOND PORTFOLIO

     The information below is intended to provide detailed information on the Bond Portfolio's investment objectives, strategies used in seeking to achieve those objectives and the risks of investing in this Portfolio.

INVESTMENT OBJECTIVES


     The Bond Portfolio's primary objective is to provide a high level of income consistent with prudent investment risk and the preservation of capital by investing primarily in investment-grade intermediate to long-term fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its principal objective.


PRINCIPAL INVESTMENT STRATEGIES


     Under normal conditions, the Portfolio invests at least 80% of its assets in investment-grade fixed-income securities. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. To achieve its objective, the Portfolio invests primarily in securities rated in the top four rating categories of either S&P (AAA, AA, A, and BBB) or Moody's (Aaa, Aa, A, and Baa) convertible and non-convertible debt securities or, if not rated, of equivalent quality in the judgment of the Sub-Adviser. The Portfolio may also invest in U.S. Government securities, commercial paper, certificates of deposit, and other money market instruments including repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government securities. The Portfolio will not invest in common stocks, rights, or other equity securities.


     On occasion the Portfolio has bought and sold securities frequently resulting in higher portfolio turnover and higher transaction costs.

     The weighted average maturity of the securities in the Portfolio will vary from time to time depending upon the judgment of the Sub-Adviser as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. Under normal circumstances, more than 80% of the Portfolio's assets will be invested in fixed-income securities, including convertible and non-convertible debt securities.

THE RISKS OF INVESTING


     Since shares of the Portfolio normally represent an investment primarily in debt securities with market prices that may vary, the value of the Portfolio's shares will vary as the aggregate value of the Portfolio's investments increases or decreases. Although the Portfolio will invest only in investment-grade fixed-income securities, the market price of the Portfolio's securities will likely be affected by changes in interest rates since the market value of debt obligations may be expected to rise and fall inversely with interest rates generally. As interest rates rise, the market value of fixed-income securities will likely fall, adversely affecting the value of the Portfolio. Debt obligations with longer maturities that typically provide the best yield will subject the Portfolio to relatively greater price fluctuations than shorter-term obligations. The Portfolio is intended as a long-term investment vehicle for Policies. However, there is no assurance the investment objectives will be achieved. While the Portfolio may compare its performance returns, for benchmark purposes, to the performance returns of broad based indices such as the Lehman Bond Index, the Portfolio is not managed to replicate the securities contained in those indices, and may achieve returns less than those indices.

     In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

     Neither the Fund nor the investments of the Bond Portfolio are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

     Annual portfolio turnover rate can exceed 100%. A 100% turnover rate occurs if all of the Portfolio's investments were sold and either repurchased or replaced in a year. A higher portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

     The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.


     A more detailed discussion of the Risks is available in the "Risk Factors and Special Considerations" section.


           INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND
                RELATED RISKS OF THE ASSET ALLOCATION PORTFOLIO

     The information below is intended to provide detailed information on the Asset Allocation Portfolio's investment objective, strategies used in seeking to achieve the objective and the risks of investing in this Portfolio.

INVESTMENT OBJECTIVE

     The Portfolio's primary objective is to achieve high total return, consistent with prudent investment risk by investing in common stocks and other equity securities, investment grade intermediate to long-term debt obligations and high quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio allocates its assets into three broad categories: (1) U.S. common stocks and other equity securities believed to offer above average growth potential; (2) intermediate to long-term investment grade bonds; and (3) high quality money market instruments. Under normal circumstances at least 30% of its assets will be invested in common stocks and other equity securities, at least 20% in investment grade bonds and the remainder in money market instruments. With certain exceptions for money market investments, no more than 25% of the assets of the Portfolio are invested in a single industry and no more than 5% may be invested in any single company.

     The equity investments are rotated among various market sectors based on the Sub-Adviser's research and view of the economy. The Portfolio may buy and sell equity securities frequently, resulting in portfolio turnover and higher transaction costs.

     From time to time the equity portion of the Portfolio will, on its common stock portfolio, write covered call options that are traded on a U. S. securities exchange or board of trade. It will do so when the Sub-Adviser believes the price of the stock will remain relatively stable, thus allowing the Portfolio to enjoy the premium income and enhance its return. (See "Options" under "Risk Factors and Special Considerations" in this prospectus.)

     The bond portion of the Portfolio invests primarily in securities rated in the top four rating categories of either S&P (AAA, AA, A, and BBB) or Moody's (Aaa, Aa, A, and Baa) or, if not rated, of equivalent quality in the judgment of the Sub-Adviser. This Portfolio will retain a flexible approach to the investment of funds and the portfolio composition may vary with the economic outlook. The Portfolio may invest in U.S. Government securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less. When, in the judgment of the Adviser or Sub-Adviser, current cash needs or market or economic conditions warrant a temporary defensive position, the Portfolio may invest to a greater degree in short-term U.S. Government securities, commercial paper, and other money market instruments. Taking temporary defensive positions may reduce the chances of the Portfolio achieving its investment objectives.


     The Money Market portion of the Portfolio may invest only in high-quality instruments with a maturity or remaining maturity of 13 months or less from the date of purchase, and may include the following: U.S. Government securities; commercial paper, including asset-backed commercial paper, asset-backed securities, floating or variable rate instruments, credit-linked notes, debt obligations, maturing in nine months or less from the date of purchase if rated A-1 by S&P or Prime-1 by Moody's, or debt obligations rated at least AA by S&P or at least Aa by Moody's. The Portfolio may also invest in repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government securities; and negotiable certificates of deposit, bankers' acceptances, fixed-time deposits, and other obligations of federally chartered domestic banks, savings banks, or savings and loan associations having total assets of $1 billion or more.


THE RISKS OF INVESTING


     Since the Portfolio invests in U.S. common stocks, investment grade fixed-income securities and Money Market instruments, its returns may, and probably will, vary. Your cash values will vary with the investment performance of the Portfolio(s) you select. Poor investment performance may result in the cash values in your insurance Policy declining. Loss of money is a risk of investing in the Portfolio. There is no assurance the Portfolio's investment objectives will be achieved. While the Portfolio may compare its performance returns, for benchmark purposes, to the performance returns of broad based indices such as the S&P 500 Index and the Lehman Bond Index, the Portfolio is not managed to replicate the securities contained in those indices, and may achieve returns lower than those of the indices.


     In entering into a Repurchase Agreement, the Portfolio bears the risk of loss in the event the other party to the transaction defaults on its obligations. In such a case the Portfolio would be delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

     Participation in the options market involves investment risks and transaction costs which the Portfolio would not be subject to if it did not use this strategy. If its predictions of price movement are inaccurate, the Portfolio might be in a worse position than if the strategy were not used.

     Neither the Fund, the investments of the Portfolio, the Policies' cash values, nor the death benefit are guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

     Annual portfolio turnover rate can exceed 100%. A 100% turnover rate occurs if all of the Portfolio's investments were sold and either repurchased or replaced in a year. A higher portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

     The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.


     A more detailed discussion of the Risks is available in the "Risk Factors and Special Considerations" section.

                           GENERAL PORTFOLIO POLICIES

DIVERSIFICATION

     Each Portfolio operates as a "diversified" fund. In addition, each Portfolio intends to conduct its operations so that it will comply with diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and qualify as a "regulated investment company." In order to qualify as a regulated investment company, each Portfolio must limit its investments so that at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. The Code requires that not more than 25% in value of each Portfolio's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. These restrictions do not apply to investments in U.S. government securities. The 25% limit does not apply to the Money Market Portfolio or the Bond Portfolio for securities or obligations issued by U.S. banks.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following risk factors are applicable to all Portfolios:

GENERALLY

     The value of a Portfolio's investments, and as a result the net asset value of the Portfolio shares, will fluctuate in response to changes in the market and economic conditions as well as the financial condition and prospects of issuers in which the Portfolio invests. Because of the risks associated with the Fund's investments, the Fund is intended as a long term investment vehicle for Policies and is not designed to provide policyholders with a means of speculating on short-term stock or bond market movements. While the Portfolios may compare their total returns for benchmarking purposes to the total returns of broad based securities indices (such as the S&P 500 Index), the Portfolios are not managed to replicate the securities contained in such indices and therefore may achieve returns which are less than such indices.

     Investments in Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

     Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Portfolio's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


     One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a Portfolio Manager in selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

     U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The value of a U.S. Government security may decline due to changing interest rates.

     Convertible Securities. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.

     Repurchase Agreements. In entering into a repurchase agreement, the Portfolio bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed, or prevented from, exercising its rights to dispose of the underlying securities, including the risk of possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

     Temporary Defensive Strategies. When the Adviser or Sub-Adviser anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Portfolio invests defensively, it likely will not achieve its investment objective.


     Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser or Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.



     Mortgage-Related Securities. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayment on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



     Restricted and Illiquid Securities. If a security is illiquid, a Portfolio might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restriction on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



     Borrowing. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Portfolio, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.



     Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

     Price Volatility. The value of a Portfolio changes as the prices of its investments go up or down. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition.



     The following risk factors are applicable to the Stock and Asset Allocation
Portfolios:


     Options. Participation in the options market involves investment risks and transaction costs to which the Portfolio would not be subject, absent the use of this strategy. If predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave it in a worse position than if such strategy was not used. Risks inherent in the use of options include: (a) dependency on the ability of the Sub-Adviser, as the case may be, to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and movements in the prices of the securities; (c) the fact that the skills needed to use these strategies are unique to this investment technique; and (d) the possible need to defer closing out certain positions.


     Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Some of the Portfolios do not invest in these types of derivatives, and some do, so please check the description of the Portfolios policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER


     ING Investments, an Arizona limited liability company, serves as the Investment Adviser to each of the Portfolios. ING Investments has overall responsibility for the management of the Portfolios. ING Investments provides or oversees all investment advisory and sub-advisory services for each Portfolio.



     ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.


     Prior to May 11, 2001, ReliaStar Investment Research, Inc. ("RIRI") (formerly, Washington Square Advisers, Inc.), 100 Washington Avenue, Minneapolis, MN, 55401, an affiliate of the insurance companies issuing the Policies, served as the investment adviser to the Fund's four Portfolios and was responsible for the day-to-day management of the Money Market and Bond Portfolios, and the non-equity portion of the Asset Allocation Portfolio and other business affairs. Effective May 11, 2001 ING Investments began directly managing the Fund's four Portfolios.


     As of December 31, 2003, ING Investments managed over $36.6 billion in assets.



     ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


     The Investment Adviser furnishes certain administrative, compliance, legal and accounting services for the Portfolios, and it or its affiliated companies may be reimbursed by the Portfolios for its costs (up to a cap of 0.90% of each Portfolio's average daily net assets) in providing those services. In addition, employees of companies affiliated with the Investment Adviser serve as officers of the Fund, and these companies provide office space for the Portfolios and pay the salaries, fees and expenses of certain officers of the Portfolios.

     Under its Investment Management Agreement, the Investment Adviser is compensated for its services at a quarterly fee based on an annual percentage of the average daily net assets of each Portfolio. For each Portfolio, the Fund pays the Investment Adviser a fee at a maximum annual rate based on the following schedule:

     - 0.50% of the first $100 million of the average daily net assets of the Portfolio

     - 0.45% of the average daily net assets of the Portfolio in excess of $100 million.

SUB-ADVISER


     ING Investments has engaged a Sub-Adviser to provide the day-to-day management for each of the Fund's four Portfolios. The Sub-Adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Trustees of the Fund (the "Board"). In the event the sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day management of the Fund.


AELTUS INVESTMENT MANAGEMENT, INC.


     ING Aeltus, a Connecticut corporation, serves as the Sub-Advisor to each of the Portfolio's. ING Aeltus is responsible for managing the assets of each Portfolio in accordance with each Portfolio's investment objectives and policies, subject to oversight by ING Investments and the Board. In June 2004, ING Aeltus will change its name to ING Investment Management Co. ING Aeltus is responsible for managing the assets of each Portfolio in accordance with each Portfolio's investment objectives and policies, subject to oversight by ING Investments and the Board.



     Founded in 1972, ING Aeltus is registered with the SEC as an investment adviser. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING Aeltus is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.



     As of December 31, 2003, ING Aeltus managed over $54.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.


PORTFOLIO MANAGERS


     A team of investment professionals led by James A. Vail has managed the Stock Portfolio and the equity portion of the Asset Allocation Portfolio since April 2003. Mr. Vail has served as Senior Vice President and Senior Portfolio Manager of ING's asset management operations (ING) since 2000. He holds the designation of Chartered Financial Analyst, is a member of the New York Society of Security Analysts and has over 26 years of investment experience. Prior to joining ING in 2000, Mr. Vail was Vice President at Lexington Management Corporation, which he joined in 1991.


     A team of investment professionals led by Jennifer J. Thompson has managed the Money Market Portfolio and that portion of the Asset Allocation Portfolio since March 2003. Ms. Thompson joined ING Groep N.V. in 1998 and has over ten years of investment experience. Prior to joining ING Groep N.V., she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Manager.


     A team of investment professionals led by James Kauffmann has managed the Bond Portfolio and that portion of the Asset Allocation Portfolio since February 2003. Mr. Kauffmann is Portfolio Management Team Leader. He joined ING Groep N.V. in 1996 and has over 17 years of investment experience.

                                 OTHER EXPENSES

     The Fund bears all costs of its operations. Such costs include fees for administrative services to the Fund including, but not limited to, fees to the investment adviser, shareholder servicing costs, trustees' fees and expenses, legal, accounting services, auditing fees, custodian fees, printing and supplies, registration fees, and others. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.


                             ABOUT YOUR INVESTMENT


     The Portfolios are available only to serve as investment options under variable life insurance policies issued by insurance companies.

     You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your life insurance policy.

     The insurance company that issued your variable life insurance policy is responsible for investing in the Portfolios according to the investment options you've chosen. You should consult the accompanying variable contract prospectus for additional information about how this works.


     The Trust may discontinue offering shares of any Portfolio at any time. If a Portfolio is discontinued, any allocation to that Portfolio will be allocated to another Portfolio that the Board believes is suitable, as long as any required regulatory standards are met.



                       FREQUENT TRADING -- MARKET TIMING



     The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that a Portfolio determines not to be in the best interest of the Portfolio.



     Omnibus accounts generally do not identify customers' trading activity to a Portfolio on an individual basis. The ability of the Portfolios to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, the Portfolios must rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that the Portfolios will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.



     The Portfolios believe that market timing or frequent, short-term trading in any account, including an variable insurance or retirement plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio's performance.



     Although the policies described above that are followed by omnibus account arrangements and the Portfolios are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, the Portfolios are often required to make decisions that are inherently subjective. The Portfolios strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

                                NET ASSET VALUE



     The net asset value (NAV) per share for each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of a Portfolio is calculated by taking the value of the Portfolio's assets, subtracting the Portfolio's liabilities, and dividing by the number of shares that are outstanding.



     In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.



     Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.



     When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by a Portfolio's Board of Trustees. The types of securities for which such fair value pricing might be required include, but are not limited to:



     - Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the S&P 500 Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;



     -  Securities of an issuer that has entered into a restructuring;



     -  Securities whose trading has been halted or suspended;



     - Fixed income securities that have gone into default and for which there is not current market value quotation;



     The Portfolios or the Adviser may use a fair value pricing service approved by the Board of Trustees in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by a Portfolio's Board of Trustees. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.



     When a Participating Insurance Company or plan is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When a Participating Insurance Company or plan is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.


                            DISTRIBUTIONS AND TAXES


     To avoid taxation, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net income and any net capital gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.



     If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio will be relieved of federal income tax on the amounts distributed.


     In order for the separate accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

     Since the sole shareholders of the Portfolios will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables on the following pages are intended to help you understand each Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on a direct investment in the Portfolio (assuming reinvestment of all dividends and distributions) but do not reflect charges and expenses attributable to any insurance product, and would be lower if they did.


     The information for the years ended December 31, 2003, 2002, 2001 and 2000 for each Portfolio has been derived from the Portfolio's financial statements which have been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information and is available on request at no charge, by calling 1-800-992-0180. The information for the year ended 1999 and prior years was audited by other independent auditors.

                               USLICO SERIES FUND
                                STOCK PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                         FOR THE YEAR ENDED DECEMBER 31


                                                               2003      2002     2001(1)    2000      1999
PER SHARE OPERATING PERFORMANCE:                               ----      ----     -------    ----      ----
Net asset value, beginning of year                            $  4.96   $  7.32   $ 12.42   $ 16.06   $ 13.64
Income (loss) from investment operations:
  Net investment income (loss)                                  -0.01     -0.04     -0.05     -0.02      0.12
  Net realized and unrealized gains (losses) on investments      1.82     -2.32     -5.05     -3.18      3.93
                                                              -------   -------   -------   -------   -------
Total from investment operations                                 1.81     -2.36     -5.10     -3.20      4.05
Distributions:
  Distribution of net investment income                            --        --        --        --     -0.13
  Distribution of realized capital gains                           --        --        --     -0.44     -1.50
                                                              -------   -------   -------   -------   -------
  Net asset value, end of year                                $  6.77   $  4.96   $  7.32   $ 12.42   $ 16.06
                                                              =======   =======   =======   =======   =======
Total return(2)                                                 36.49%   -32.24%   -41.06%   -19.94%    30.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                $14,283   $10,140   $14,972   $26,513   $34,493
Ratio of expenses to average net assets after reimbursement      0.90%     0.90%     0.90%     0.62%     0.90%
Ratio of expenses to average net assets prior to
  reimbursement                                                  1.08%     1.47%     1.42%     0.87%     1.15%
Ratio of net investment income (loss) to average net assets     -0.24%    -0.59%    -0.61%    -0.11%     0.84%
Portfolio turnover rate                                           189%      418%      510%      365%      306%


------------------


(1) Effective May 11, 2001, ING Investments ceased serving as sub-adviser to the Portfolio and began serving as Investment Adviser to the Portfolio.



(2) Total return is calculated assuming reinvestments of all dividends and capital gain distributions at net asset value.

                               USLICO SERIES FUND
                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                         FOR THE YEAR ENDED DECEMBER 31


                                                               2003     2002       2001(1)       2000     1999
PER SHARE OPERATING PERFORMANCE:                               ----     ----       -------       ----     ----
Net asset value, beginning of year                            $ 1.00   $ 1.00      $ 1.00       $ 1.00   $ 1.00
Income from investment operations:
  Net investment income                                         0.00*    0.01        0.03         0.05     0.04
                                                              ------   ------      ------       ------   ------
Total from investment operations                                0.00*    0.01        0.03         0.05     0.04
Distributions:
  Distribution of net investment income                        -0.00*   -0.01       -0.03        -0.05    -0.04
                                                              ------   ------      ------       ------   ------
  Net asset value, end of year                                $ 1.00   $ 1.00      $ 1.00       $ 1.00   $ 1.00
                                                              ======   ======      ======       ======   ======
Total return(2)                                                 0.28%    0.88%       3.14%        5.59%    5.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                $6,185   $6,450      $6,400       $6,331   $6,058
Ratio of expenses to average net assets after reimbursement     0.90%    0.78%       0.90%        0.90%    0.90%
Ratios of expenses to average net assets prior to
  reimbursement                                                 1.11%    1.03%       1.63%        1.34%    1.15%
Ratio of net investment income to average net assets            0.28%    0.97%       3.13%        5.45%    4.27%
Portfolio turnover rate                                          N/A      N/A         N/A          N/A      N/A


------------------


(1) Effective May 11, 2001, ING Investments became Investment Adviser to the Portfolio.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.



 *  Amount is less than $0.01 per share.

                               USLICO SERIES FUND
                                 BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                         FOR THE YEAR ENDED DECEMBER 31


                                                               2003     2002       2001(1)       2000     1999
PER SHARE OPERATING PERFORMANCE:                               ----     ----       -------       ----     ----
Net asset value, beginning of year                            $ 9.75   $ 9.41      $ 9.21       $ 9.01   $ 9.74
Income (loss) from investment operations:
  Net investment income                                         0.36     0.39        0.48         0.40     0.46
  Net realized and unrealized gains (losses) on investments     0.08     0.35        0.11         0.20    -0.73
                                                              ------   ------      ------       ------   ------
Total from investment operations                                0.44     0.74        0.59         0.60    -0.27
Distributions:
  Distribution of net investment income                        -0.35    -0.40       -0.39        -0.40    -0.46
                                                              ------   ------      ------       ------   ------
  Net asset value, end of year                                $ 9.84   $ 9.75      $ 9.41       $ 9.21   $ 9.01
                                                              ======   ======      ======       ======   ======
Total return(2)                                                 4.57%    8.07%       6.47%        6.74%   -2.87%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                $2,991   $3,086      $2,846       $2,881   $2,765
Ratio of expenses to average net assets after reimbursement     0.91%    0.89%       0.90%        0.90%    0.90%
Ratio of expenses to average net assets prior to
  reimbursement                                                 1.52%    1.37%       2.15%        1.83%    1.15%
Ratio of net investment income to average net assets            3.65%    4.20%       5.02%(3)     4.30%    4.88%
Portfolio turnover rate                                          368%     159%        215%          49%      46%


------------------


(1) Effective May 11, 2001, ING Investments became Investment Adviser to the Portfolio.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.



(3) Had the Bond Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 4.56%.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO

                              FINANCIAL HIGHLIGHTS
                         FOR THE YEAR ENDED DECEMBER 31


                                                               2003      2002     2001(1)    2000      1999
PER SHARE OPERATING PERFORMANCE:                               ----      ----     -------    ----      ----
Net asset value, beginning of year                            $  7.64   $  8.64   $ 11.04   $ 12.68   $ 11.92
Income (loss) from investment operations:
  Net investment income                                          0.15      0.19      0.22      0.18      0.31
  Net realized and unrealized gains (losses) on investments      1.25     -0.94     -2.43     -1.41      1.48
                                                              -------   -------   -------   -------   -------
Total from investment operations                                 1.40     -0.75     -2.21     -1.23      1.79
Distributions:
  Distribution of net investment income                         -0.14     -0.25     -0.19     -0.18     -0.31
  Distribution of realized capital gains                           --        --        --     -0.23     -0.72
                                                              -------   -------   -------   -------   -------
  Net asset value, end of year                                $  8.90   $  7.64   $  8.64   $ 11.04   $ 12.68
                                                              =======   =======   =======   =======   =======
Total return(2)                                                 18.54%    -8.72%   -20.09%    -9.80%    15.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                $13,151   $11,603   $12,752   $15,591   $18,180
Ratio of expenses to average net assets after reimbursement      0.91%     0.90%     0.90%     0.90%     0.90%
Ratio of expenses to average net assets prior to
  reimbursement                                                  1.07%     1.34%     1.76%     1.18%     1.15%
Ratio of net investment income to average net assets             1.81%     2.42%     2.37%(3)    1.44%    2.58%
Portfolio turnover rate                                           210%      258%      354%      243%      227%


------------------


(1) Effective May 11, 2001, ING Investments ceased serving as sub-adviser to the stock portfolio and the equity portion of the Asset Allocation Portfolio and began serving as Investment Adviser to all of the Portfolios.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.



(3) Had the Asset Allocation Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 2.09%.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FOR MORE INFORMATION

If you would like more information about the USLICO Series
Fund and its four Portfolios, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORT TO POLICY OWNERS

Additional information about the Fund's investments, including a list of its Portfolios' holdings, is available in the Fund's Annual and Semi-Annual reports to Policy owners, which are incorporated herein by reference. In the Fund's Annual and Semi-Annual Report, you will find, except for the Money Market Portfolio, a discussion of the recent market conditions and investment strategies that significantly affected each Portfolio's performance, the Financial Statements and the Independent Auditors' Reports (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund and is incorporated herein by reference. A copy has been filed with the U.S. Securities and Exchange Commission (SEC).


To receive a free copy of the latest Annual or Semi-Annual report or the SAI, or to request additional information or make investment related inquiries about the Fund, please contact us as follows:


USLICO SERIES FUND
c/o ING Funds
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

or visit our website at WWW.INGFUNDS.COM

THIS INFORMATION MAY ALSO BE REVIEWED OR OBTAINED FROM THE SEC. IN ORDER TO REVIEW THE INFORMATION IN PERSON, YOU WILL NEED TO VISIT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. OR CALL 202-942-8090. OTHERWISE, YOU MAY OBTAIN THE INFORMATION FOR A FEE BY CONTACTING THE SEC AT:

U.S. SECURITIES AND EXCHANGE COMMISSION
PUBLIC REFERENCE SECTION
450 FIFTH STREET, NW
WASHINGTON, D.C. 20549-0102

OR AT THE E-MAIL ADDRESS: PUBLICINFO@SEC.GOV

OR OBTAIN THE INFORMATION AT NO COST BY VISITING THE SEC'S
INTERNET WEBSITE AT HTTP://WWW.SEC.GOV.

WHEN CONTACTING THE SEC, YOU WILL WANT TO REFER TO THE FUND'S
SEC FILE NUMBER. THE FILE NUMBER IS AS FOLLOWS:

FILE NUMBER 811-05451


          [ING FUNDS LOGO]         USLICOPROS0404-043004


                                                                         E-SHIP:
132250

                               USLICO SERIES FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2004

         USLICO Series Fund (the "Fund") is an open-end, diversified management investment company consisting of four series: the Stock Portfolio; the Money Market Portfolio; the Bond Portfolio; and the Asset Allocation Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). ING Investments, LLC ("ING Investments" or the "Investment Adviser") serves as investment adviser to each of the four Portfolios.


         The Statement of Additional Information ("SAI") is intended to supplement the information provided to investors in the Prospectus dated April 30, 2004, of the Fund, and has been filed with the Securities and Exchange Commission ("SEC") as part of the Fund's Registration Statement. This SAI is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this SAI are incorporated by reference into the Prospectus in their entirety. In addition, the financial statements from the Annual Report dated December 31, 2003, are incorporated herein by reference. A copy of the Prospectus and most recent Annual or Semi-Annual Report may be obtained free of charge from the Fund at the address and telephone number listed below.


                               USLICO Series Fund
                                  c/o ING Funds
                         7337 East Doubletree Ranch Road
                            Scottsdale, AZ 85258-2034
                                 (800) 992-0180

                                TABLE OF CONTENTS


INTRODUCTION..........................................................................................................         1
GENERAL INFORMATION...................................................................................................         1
INVESTMENT RESTRICTIONS...............................................................................................         1
ADDITIONAL INVESTMENT RESTRICTIONS APPLICABLE TO THE MONEY MARKET AND BOND PORTFOLIOS.................................         2
ADDITIONAL INVESTMENT RESTRICTIONS APPLICABLE TO THE STOCK AND BOND PORTFOLIOS........................................         3
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES...................................................................         6
           EQUITIES...................................................................................................         6
           FOREIGN INVESTMENTS........................................................................................         8
           FIXED-INCOME INVESTMENTS...................................................................................        13
           STRUCTURED PRODUCTS........................................................................................        13
           CORPORATE DEBT SECURITIES..................................................................................        15
           FLOATING OR VARIABLE RATE INSTRUMENTS......................................................................        15
           GNMA CERTIFICATES..........................................................................................        16
           GUARANTEED INVESTMENT CONTRACTS............................................................................        17
           HIGH YIELD SECURITIES......................................................................................        17
           ILLIQUID AND RESTRICTED SECURITIES.........................................................................        19
           MORTGAGE-RELATED SECURITIES................................................................................        21
           MUNICIPAL SECURITIES.......................................................................................        24
           REAL ESTATE SECURITIES.....................................................................................        25
           SHORT-TERM INVESTMENTS.....................................................................................        27
           U.S. GOVERNMENT SECURITIES.................................................................................        29
           WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS...................................................        29
           ZERO COUPON AND PAY-IN-KIND SECURITIES.....................................................................        30
           SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES...................................................        31
           TO BE ANNOUNCED SALE COMMITMENTS...........................................................................        31
           INDEX, CURRENCY, AND EQUITY-LINKED SECURITIES..............................................................        31
           SWAPS......................................................................................................        32
           REPURCHASE AGREEMENTS......................................................................................        33
           OPTIONS....................................................................................................        33
MANAGEMENT OF THE FUND................................................................................................        34
           Trustees...................................................................................................        35
           Officers...................................................................................................        39
STANDING COMMITTEES OF THE FUND.......................................................................................        43
FREQUENCY OF BOARD MEETINGS...........................................................................................        43
COMPENSATION OF TRUSTEES..............................................................................................        46
TRUSTEE OWNERSHIP OF SECURITIES.......................................................................................        49
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................................................................        51
THE INVESTMENT ADVISER................................................................................................        51
SUB-ADVISORY AGREEMENT................................................................................................        54
DISCLOSURE OF THE PORTFOLIO'S PORTFOLIO SECURITIES....................................................................        54
PROXY VOTING PROCEDURES...............................................................................................        55
EXPENSE LIMITATION AGREEMENT..........................................................................................        57
DISTRIBUTION OF FUND SHARES...........................................................................................        58
           Suspension of Redemptions..................................................................................        58
CUSTODIAN.............................................................................................................        59
ADMINISTRATION AGREEMENT..............................................................................................        60
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................................................................        60
           Brokerage and Research Services............................................................................        60
           Portfolio Turnover.........................................................................................        62
NET ASSET VALUE.......................................................................................................        63
CALCULATION OF PERFORMANCE DATA.......................................................................................        65
THE MONEY MARKET PORTFOLIO YIELD......................................................................................        66

THE BOND PORTFOLIO, THE STOCK PORTFOLIO, THE ASSET ALLOCATION PORTFOLIO - SEC 30 DAY YIELD............................        67
THE STOCK PORTFOLIO, THE BOND PORTFOLIO, AND THE ASSET ALLOCATION PORTFOLIO - AVERAGE ANNUAL TOTAL RETURN.............        67
PERFORMANCE COMPARISONS...............................................................................................        67
TAXATION..............................................................................................................        68
ADDITIONAL INFORMATION................................................................................................        70
FINANCIAL STATEMENTS..................................................................................................        72
CORPORATE BOND AND COMMERCIAL PAPER RATINGS...........................................................................       A-1
GLOSSARY OF INVESTMENT TERMS..........................................................................................       B-1
PROXY VOTING PROCEDURES AND GUIDELINES................................................................................       C-1

                                  INTRODUCTION

                  This SAI is designed to elaborate upon the discussion of certain securities and investment strategies which are described in the Prospectus. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment strategies.


                  No person has been authorized to give any information or to make any representations other than those contained in this SAI or the Prospectus dated April 30, 2004, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This SAI does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this SAI at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.


                               GENERAL INFORMATION


                  The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") and consists of four separate Portfolios, each of which has its own investment objectives and policies. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. On January 17, 1995, ReliaStar United Services Life Insurance Company (hereinafter "RUSL" and formerly known as "United Services Life Insurance Company") and ReliaStar Life Insurance Company of New York (hereinafter "RLNY" and formerly known as "ReliaStar Bankers Security Life Insurance Company" and "Bankers Security Life Insurance

       Society") became wholly owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"), previously the NWNL Companies, Inc., an insurance holding company based in Minneapolis, Minnesota. On December 31, 1998, RUSL was merged into ReliaStar Life Insurance Company ("RL"). On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar. ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Groep N.V. seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. The principal executive offices are located at Strawinskylaan 2631, 1077 22 Amsterdam P.O. Box 810,1000 AV Amsterdam, the Netherlands.


                  Shares of the Portfolios are sold only to separate accounts of RL and RLNY to serve as the investment medium for variable life insurance policies issued by these companies. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio and carries a par value of $.001. The Fund has an unlimited number of shares authorized. All shares are non-assessable and fully transferable when issued and paid for in accordance thereof. The Fund sends its contract holders annual audited financial statements and six-month unaudited financial statements.

                             INVESTMENT RESTRICTIONS

                  Each Portfolio's investment objective, together with the investment restrictions set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote at an annual or special meeting of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding securities of such portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio, whichever is less.

                  Unless otherwise stated, each of the following policies applies to each of the Portfolios. An existing Portfolio may not:

         1.       Purchase securities on margin or make short sales;

         2. Invest more than 25% of its total assets in securities of any one particular industry nor invest more than 5% of its assets in any one issuer, except that these restrictions do not apply to investments in U.S. Government securities and the 25% limit do not apply to the Money Market or Bond Portfolios for securities or obligations issued by U.S. banks;

         3. Invest in more than 10% of any issuer's outstanding voting securities;

         4.       Invest in securities of other investment companies;

         5.       Participate in the underwriting of securities;

         6. Borrow, pledge, or hypothecate its assets, except that a Portfolio may borrow from banks for temporary purposes, but any such borrowing is limited to an amount equal to 25% of a Portfolio's net assets and a Portfolio will not purchase additional securities while borrowing funds in excess of 5% of that Portfolio's net assets;

         7.       Invest for the purpose of exercising control over any company;

         8.       Invest in commodities or commodity contracts;

         9. Purchase warrants, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except the Stock and Asset Allocation Portfolios may write covered call options as described in their sections;

         10. Make investments in real estate or mortgages except that a Portfolio may purchase readily marketable securities of companies holding real estate or interest therein, or in oil, gas, or development programs;

         11. Purchase securities having legal or contractual restrictions on resale;

         12. Make any loans of securities or cash, except that a Portfolio may, consistent with its investment objective and policies, (i) invest in debt obligations including bonds, debentures, or other debt securities, bank and other depository institution obligations, and commercial paper, even though the purchase of such obligations may be deemed the making of loans, and (ii) enter into repurchase agreements;

         13.      Issue senior securities; and

         14. Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days or in portfolio securities that are not readily marketable.

                  ADDITIONAL INVESTMENT RESTRICTIONS APPLICABLE
                     TO THE MONEY MARKET AND BOND PORTFOLIOS

         The Fund has adopted the following investment restrictions applicable only to the Money Market and Bond Portfolios under which such Portfolios may not do the following:

         I.       Invest in common stocks or other equity securities; and

         II. Invest in securities of companies, which, together with predecessor companies, have a record of less than five years continuous operations.

         If a percentage restriction is adhered to at the time of an investment for any Portfolio, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or the amount of the Portfolio's net assets will not be considered a violation of any of the foregoing restrictions.

                  ADDITIONAL INVESTMENT RESTRICTIONS APPLICABLE
                        TO THE STOCK AND BOND PORTFOLIOS

                  The Stock and Bond Portfolios have adopted the following non-fundamental policies, which may be changed without the approval of the majority of the outstanding shares of the Portfolio:


                  The Stock Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the Investment Company Act ("1940 Act") to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.



                  The Bond Portfolio has adopted a non-fundamental policy as required under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investment-grade fixed-income securities. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.


       INVESTMENTS, INVESTMENT STRATEGIES AND RISK


                  The table on the following pages identifies various securities and investment techniques used by ING Investments, and the Sub-Adviser where applicable, in managing the USLICO Series Fund described in this Statement of Additional Information. The table has been marked to indicate those securities and investment techniques that ING Investments and the Sub-Adviser may use to manage a Portfolio. A Portfolio may use any or all of these techniques at any one time. The fact that a Portfolio may use a technique does not mean that the technique will be used. A Portfolio's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Portfolio's investment objective(s), policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. There can be no assurance that any of the Portfolios will achieve their investment objective(s). The Portfolios' investment objective(s), policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Portfolios utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus. Where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                                                         STOCK    ASSET ALLOCATION     BOND   MONEY MARKET
--------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
        Common Stock                                                       x             x
--------------------------------------------------------------------------------------------------------------------------
        IPO                                                                x             x
--------------------------------------------------------------------------------------------------------------------------
        Convertible Securities                                             x             x               x
--------------------------------------------------------------------------------------------------------------------------
        Preferred Stock                                                    x             x
--------------------------------------------------------------------------------------------------------------------------
        Synthetic Convertible Securities                                   x             x
--------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
        ADR/ EDR                                                           x             x               x
--------------------------------------------------------------------------------------------------------------------------
        Eurodollar Convertible Securities                                  x             x               x
--------------------------------------------------------------------------------------------------------------------------
        Eurodollar Instruments                                             x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Yankee Dollar Instruments                                          x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Foreign & Emerging Market Securities                               x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Foreign Mortgage Related Securities                                x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        International Debt Securities                                      x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Foreign Currency Exchange Transactions                             x             x               x
--------------------------------------------------------------------------------------------------------------------------
        Foreign Bank Obligations                                           x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Sovereign Debt Securities                                          x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Supranational Agencies                                             x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
FIXED-INCOME
--------------------------------------------------------------------------------------------------------------------------
        Adjustable Rate Mortgage Securities                                x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Asset Backed Securities                                            x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Corporate Debt Securities                                          x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Credit-Linked Notes                                                x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Floating or Variable Rate Instruments                              x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        GNMA Certificates                                                  x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        GICs                                                               x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        High Yield Securities                                              x             x               x
--------------------------------------------------------------------------------------------------------------------------
        Illiquid & Restricted Securities (144A, 4(2) & Private Funds)      x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Mortgage Related Securities                                        x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Subordinated Mortgage Securities                                   x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        STRIPS                                                             x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Municipal Securities                                               x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
        Real Estate Securities                                             x             x               x

                                                                         STOCK    ASSET ALLOCATION     BOND   MONEY MARKET
--------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements & Dollar Rolls                               x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
Short-Term Investments, which includes the following:                      x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
Bank Certificates
--------------------------------------------------------------------------------------------------------------------------
Banker's Acceptances
--------------------------------------------------------------------------------------------------------------------------
Time Deposits
--------------------------------------------------------------------------------------------------------------------------
Savings Association Obligations
--------------------------------------------------------------------------------------------------------------------------
Commercial Paper (includes ABCP)
--------------------------------------------------------------------------------------------------------------------------
Short-Term Notes
--------------------------------------------------------------------------------------------------------------------------
Tax Exempted Industrial Development Bond & Pollution Control Bonds         x             x               x
--------------------------------------------------------------------------------------------------------------------------
Trust Preferred Securities                                                 x             x               x
--------------------------------------------------------------------------------------------------------------------------
US Government Securities                                                   x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
When-issued Securities and Delayed-Delivery Transactions                   x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
Zero Coupon and Pay-In-Kind Securities                                     x             x               x
--------------------------------------------------------------------------------------------------------------------------
Securities of Companies with Limited Operating Histories                   x             x
--------------------------------------------------------------------------------------------------------------------------
TBA Sale Commitments                                                       x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
Index, Currency, & Equity Linked Securities                                x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
Swaps                                                                      x             x               x
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements (10% max)                                            x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
Temporary Defensive Policies                                               x             x               x         x
--------------------------------------------------------------------------------------------------------------------------
Options (covered calls only)                                               x             x

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

EQUITIES

   COMMON STOCK

            The Stock Portfolio and Asset Allocation Portfolio may invest in common stock. Common stock represent an equity (ownership) interest in a company. This ownership interest generally gives a Portfolio the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.


            Initial Public Offerings (IPOs) occur when a company first offers securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.


            Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.


            The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Portfolio's Investment Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains and taxable as ordinary income to the Portfolios' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.



            The effect of an IPO investment can have a magnified impact on the Portfolios' performance when the Portfolios' asset bases are small. Consequently, IPOs may constitute a significant portion of the Portfolios' returns particularly when the Portfolios are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Portfolios' assets as it increases in size and therefore have a more limited effect on the Portfolios' performance going forward.


            There can be no assurance that IPOs will continue to be available for the Portfolios to purchase. The number or quality of IPOs available for purchase by the Portfolios may vary, decrease or entirely disappear. In some cases, the Portfolios may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

   CONVERTIBLE SECURITIES

            Each Portfolio, except for Money Market Portfolio, may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

            The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Portfolio is called for redemption, the Portfolio must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Portfolios, because the Portfolios purchase such securities for their equity characteristics.

   PREFERRED STOCK

            The Stock Portfolio and Asset Allocation Portfolio may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking Portfolio provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

   SYNTHETIC CONVERTIBLE SECURITIES

            The Stock Portfolio and Asset Allocation Portfolio may invest in synthetic convertible securities. Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and an option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 10% of its net assets in such synthetic securities and other illiquid securities.

FOREIGN INVESTMENTS

   Each Portfolio may invest in the foreign investments described below.

   AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (except for Money Market Portfolio)

            Securities of foreign issuers may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

   EURODOLLAR CONVERTIBLE SECURITIES (except for Money Market Portfolio)

            Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

   EURODOLLAR INSTRUMENTS

            Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.

   YANKEE DOLLAR INSTRUMENTS

            Yankee dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

   FOREIGN AND EMERGING MARKET SECURITIES

            Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolios due to subsequent declines in value of the portfolio security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser.

            As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.


            Although the Portfolios will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Portfolios on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolio, since the Portfolio's investment objective(s) is to seek long-term capital appreciation and any income earned by the Portfolio should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


   FOREIGN MORTGAGE RELATED SECURITIES

            Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

   INTERNATIONAL DEBT SECURITIES

            International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking Portfolio and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

            In determining whether to invest in debt obligations of foreign issuers, the Portfolio will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Portfolio having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Portfolio's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.


            Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Portfolio's investment income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. Foreign securities may not be subject to the same disclosure requirements as U.S. issuers. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.


            Restrictions on Foreign Investments - Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

            The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio that invests in such countries. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

            Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. For example, Portfolios may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

            In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Portfolio's investments in certain foreign banks and other financial institutions.

   FOREIGN CURRENCY EXCHANGE TRANSACTIONS (except for Money Market Portfolio)

            Because the Portfolios that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

            Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Portfolio as a regulated investment company under the Internal Revenue Service Code.

FOREIGN BANK OBLIGATIONS


            Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.


SOVEREIGN DEBT SECURITIES

            Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Portfolios may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

            Brady Bonds - Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

SUPRANATIONAL AGENCIES

            Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World
   Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

RISKS OF INVESTING IN FOREIGN SECURITIES

            Investments in foreign securities involve certain inherent risks, including the following:

            Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment or securities, may expose the Portfolios to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Portfolio's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

            Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

            Taxes. The interest payable on certain of the Portfolios' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Portfolio.

            Costs. The expense ratios of a Portfolio that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Portfolio will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.


FIXED-INCOME INVESTMENTS

ADJUSTABLE RATE MORTGAGE SECURITIES

            Each Portfolio may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

            The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

            Two main categories of indices serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

STRUCTURED PRODUCTS

Each Portfolio may invest in structured products as described below.

ASSET BACKED SECURITIES

            Structured products can include asset-backed securities, which represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

            Structured products can also include collateralized putable notes ("CPNs"). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPN are similar to asset-backed securities in that they are backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

            Structured products entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

            A Portfolio may invest in any type of structured product if the portfolio manager determines that the security is consistent with the Portfolio's investment objective and policies. It is expected that governmental, government-related, or private entities may create asset and mortgage loan pools and other asset-backed and mortgage-backed securities offering collateralized investments in addition to those described above. As new types of structured products are developed and offered to investors, investments in such securities may be considered for the Portfolio.

            Aircraft Lease Receivables

            An aircraft lease receivable ("ALR") is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

            Credit-Linked Notes

            A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Portfolio's investment objective, including the Money Market Portfolio. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investments.


TRUST-PREFERRED SECURITIES (EXCEPT FOR MONEY MARKET)



            Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by a Portfolio as a debt instrument. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust's common securities, which represent three percent of the trust's assets. The remaining 97% of the trust's assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities. These dividends are generally paid on a quarterly basis and are generally higher than the dividends offered by the financial institution's common stock. Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution becomes insolvent or is liquidated. The primary benefit for the financial institution in using this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.



            In certain instances, the structure involves more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.



            In identifying the risks associated with trust-preferred securities, the Investment Adviser or Sub-Adviser will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to a Portfolio.


CORPORATE DEBT SECURITIES

            Each Portfolio may invest in corporate debt securities, including corporate bonds, debentures, notes, and other similar corporate debt instruments. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

FLOATING OR VARIABLE RATE INSTRUMENTS

            Each Portfolio may invest in floating or variable rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Portfolio. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Portfolio. The absence of such an active secondary market could make it difficult for the Portfolio to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

GNMA CERTIFICATES

            Each Portfolio may invest in GNMA Certificates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages, which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

            GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

            GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

            GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities, which prepay fully in the 12th year.

            GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

            Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions, which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Portfolio is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

            The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

            Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. The Portfolio will record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GUARANTEED INVESTMENT CONTRACTS

            Each Portfolio may invest in guaranteed investment contracts ("GICs"), which are issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit Portfolio of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit Portfolio. In addition, because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Portfolio which are not readily marketable, will not exceed 10% of a Portfolio's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

HIGH YIELD SECURITIES

            Each Portfolio, except for Money Market Portfolio, may invest in high yield securities. High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

            High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Portfolio's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

            The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

            Certain securities held by a Portfolio may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

            The medium- to lower-rated and unrated securities in which a Portfolio invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include.

            High Yield Bond Market - A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

            Sensitivity to Interest Rate and Economic Changes - High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade bonds. Conversely, when interest rates fall high yield bonds tend to under perform Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

            The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Portfolio's net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

            Payment Expectations - High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

            Liquidity and Valuation Risks - Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Portfolio's Board to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly traded market. To the extent a Portfolio owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

            Taxation - Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Portfolios report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.


            Limitations of Credit Ratings - The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser or Sub-Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Portfolio's investment objective may be more dependent on the Investment Adviser's or Sub-Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser or Sub-Adviser continually monitors the investments in the portfolios and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Portfolio may retain a security whose rating has been changed.


            Congressional Proposals - New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could have negatively affected the Portfolio's net asset value.


ILLIQUID AND RESTRICTED SECURITIES



            Each Portfolio may invest in an illiquid security, not to exceed 10% of the Portfolio's assets, if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Portfolio has valued the security. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.


            Because of the nature of restricted securities, a considerable period of time may elapse between a Portfolio's decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Portfolio. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a

   Portfolio would be permitted to sell them. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. Some securities are eligible for purchase or sale without SEC registration by certain institutional investors known as "qualified institutional buyers." Such restricted securities could be treated as liquid because a trading market exists. However, these securities could be less liquid than registered securities traded on established secondary markets.

            Some illiquid and restricted securities include private funds ("Private Funds"). Private Funds are U.S. or foreign private limited partnerships or other investment funds. Investments in Private Funds may be highly speculative and volatile. Private Funds could be viewed as investment companies for purposes of the 1940 Act, and therefore, the Portfolio's ability to invest in them will be limited. In addition, the Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and involves risks, including loss of the Portfolio's entire investment in the Private Fund.

            Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Portfolio owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Portfolio receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

            The pooled investments allow the Portfolio to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Portfolio significantly. However, the Portfolio bears any expenses incurred by the trust. In addition, the Portfolio assumes the liquidity risks generally associated the privately offered pooled investments.

            Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

            The Portfolio cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

            Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

MORTGAGE-RELATED SECURITIES


            Each Portfolio may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risk of these instruments is the risk that their value will change with changes in interest rates and prepayment risk. See, "U.S. Government Securities."


            One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred.


            "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issues by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers backed by pools of FHA-insured or VA-guaranteed mortgages). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other government guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.


            The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.


            The Portfolios may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.



            It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser or Sub-Adviser may, consistent with the

   Portfolio's investment objectives, policies and restrictions, consider making investments in such new types of securities.


            Other types of mortgage-related securities in which the Portfolios may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

            CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Portfolios) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Portfolios may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (d) are not registered or regulated under the 1940 Act as investment companies.

SUBORDINATED MORTGAGE SECURITIES

            Each Portfolio may invest in subordinated mortgage securities. In general, the subordinated mortgage securities in which the Portfolios may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

            The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

            In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

            A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.


            A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Portfolios by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolios would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.



            The Investment Adviser or Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser or Sub-Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Portfolios seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser or Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser or Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.


INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

            Each Portfolio may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

MUNICIPAL SECURITIES

            Each Portfolio may invest in municipal securities. Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

            In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

            The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

            Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Portfolio.

            Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

            Moral Obligation Securities - Municipal securities may include "moral obligation" securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality, which created the issuer.

            Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

            Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Portfolio may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

            The Portfolios will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

            Short-Term Municipal Obligations - These securities include the following:

            Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

            Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

            Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

            Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

            Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

REAL ESTATE SECURITIES

            Each Portfolio, except for Money Market Portfolio, may invest in real estate securities, including real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Portfolio's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Portfolios will not invest directly in real estate, a Portfolio may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

            REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.


            Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Portfolio. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations (See section entitled "Taxation" below).


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

            Each Portfolio may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Portfolio, with an agreement that the Portfolio will repurchase such securities at an agreed upon price and date. The Portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Portfolio will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

            In order to enhance portfolio returns and manage prepayment risks the Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Portfolio sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Portfolio exceeding the yield on the sold security. When the Portfolio enters into a dollar roll transaction, cash and/or liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

            Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Portfolio depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Portfolio's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Portfolio's yield in the manner described above; however, such transactions also increase the Portfolio's risk to capital and may result in a shareholder's loss of principal.

SHORT-TERM INVESTMENTS

            Each Portfolio may invest in the following short-term instruments:

            BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS
   - Each Portfolio may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against Portfolios deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Portfolios will be dollar-denominated obligations of domestic or foreign banks or financial institutions.

            A Portfolio will not invest in any security issued by a commercial bank unless the bank is federally chartered and has total assets of at least U.S. $1 billion, or the equivalent in other currencies. All Portfolios may invest in obligations of savings banks. A Portfolio will not invest in any security issued by a savings bank unless such institution is federally chartered and has total assets of at least $1 billion.

            A Portfolio holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of Portfolios for the purpose of financing lending operations under prevailing money market conditions. General economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

            Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Portfolio may acquire.

            In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Portfolios may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

            SAVINGS ASSOCIATION OBLIGATIONS - The Portfolios may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.


            COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS - The Portfolios may invest a portion of their assets in commercial paper, including asset-backed commercial paper, and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.



            Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-l" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser or Sub-Adviser to be of comparable quality.



            Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Portfolios may purchase corporate obligations which have remaining maturities of 13 months or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.





U.S. GOVERNMENT SECURITIES

            Each Portfolio may invest in U.S. Government securities, including instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the

   United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Portfolio will invest in securities of such agencies or instrumentalities only when the is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

            Each Portfolio may transact in securities issued on a when-issued or delayed-delivery basis. In order to secure prices or yields deemed advantageous at the time a Portfolio may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. A Portfolio may also enter into forward commitments. The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Portfolio will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Portfolio may realize a capital gain or loss. When a Portfolio engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Portfolio's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

            When the time comes to pay for the securities acquired on a delayed delivery basis, a Portfolio will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Depending on market conditions, the Portfolio could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

ZERO COUPON AND PAY-IN-KIND SECURITIES

            Each Portfolio, except for Money Market Portfolio, may invest in zero coupon and pay-in-kind securities.

            Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

            Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Portfolio will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Portfolio until the cash payment date or the securities mature. Under certain circumstances, a Portfolio could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

            The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Portfolio may realize no return on its investment, because these securities do not pay cash interest.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

            The Portfolios consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

            The Bond Portfolio and Money Market Portfolio will not invest in securities of companies, which, together with predecessor companies, have a record of less than five years continuous operations.

TO BE ANNOUNCED SALE COMMITMENTS

            Each Portfolio may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

INDEX, CURRENCY, AND EQUITY-LINKED SECURITIES

            Index-linked or commodity linked notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

            Index and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

SWAPS

            Each Portfolio, except for Money Market Portfolio, may enter into swap transactions, including, but are not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.

            A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

            Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Portfolio's investment objectives and general investment policies, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

            A Portfolio may enter into credit swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Portfolio may be either the buyer or seller in a credit default swap transaction. If a Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Portfolio had invested in the reference obligation directly.

REPURCHASE AGREEMENTS


            Each Portfolio may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Portfolio acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Portfolio's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Portfolio holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Portfolio's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Portfolio may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency. A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities which are not readily marketable, would exceed ten percent (10%) of the total assets of the Portfolio.


OPTIONS

            In pursuing their investment objectives, the Stock and Asset Allocation Portfolios may engage in the writing of call options on debt securities.

            Writing Options on Securities: The Portfolios may write (sell) call options on debt or other securities in standardized contracts traded on national securities exchanges or boards of trade.

            A call option on a security is a contract that gives the holder of the call, in return for a premium, the right to buy the underlying security from the writer of the option at a specified exercise price at any time during the term of the option. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

            A Portfolio may write call options only if they are "covered" or "secured". In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio.

            If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realized a capital loss equal to the premium paid.

            A Portfolio may purchase a call only in a "closing purchase transaction" to terminate its obligation on a call that it has written. Prior to the earlier of exercise or expiration of the call, an option may be closed out by an offsetting purchase of a call option of the same series (type, exchange, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase transaction can be effected when the Portfolio desires.

            A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. The principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

            The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of the option is marked-to-market daily and is valued at the closing price on the exchange or board of trade on which it is traded, or, if no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH CALL OPTIONS ON SECURITIES

            There are several risks associated with writing call options on securities. For example, there are significant differences between the securities and option markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use a call option involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

            There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, a Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

            If trading were suspended in an option written by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

TEMPORARY DEFENSIVE POLICY


            Each Portfolio will retain a flexible approach to the investment of funds and the Portfolio's composition may vary with the economic outlook. The Portfolios may invest in U.S. Government securities, commercial paper, and other money market instruments, including repurchase agreements maturing in seven days or less. When, in the judgment of the Investment Adviser or Sub-Adviser, current cash needs or market or economic conditions warrant a temporary defensive position, the Portfolio may invest to a greater degree in such short-term U.S. Government securities, commercial paper, and other money market instruments. Taking temporary defensive positions may reduce the chances of the Portfolio achieving its investment objectives.


                             MANAGEMENT OF THE FUND

            The business and affairs of the Fund are managed under the direction of its Board of Trustees according to applicable laws of the Commonwealth of Massachusetts and the Fund's Declaration and Agreement of Trust.

TRUSTEES

            The Trustees of the Fund are listed on the table below. Unless otherwise noted, the mailing address of the Trustees is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034. The Board of Trustees (the "Board") governs the Fund and is responsible for protecting the interests of shareholders.

            Set forth on the following page is information regarding the Trustees of the Fund.

                                                       TERM OF OFFICE
                                   POSITION(S) HELD     AND LENGTH OF               PRINCIPAL OCCUPATION(S) -
     NAME, ADDRESS AND AGE            WITH FUND        TIME SERVED(1)                DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
PAUL S. DOHERTY                  Trustee              October 1999 -    Mr. Doherty is President and Partner, Doherty,
7337 E. Doubletree Ranch Rd.                          Present           Wallace, Pillsbury and Murphy, P.C., Attorneys
Scottsdale, Arizona 85258                                               (1996 -Present); and Trustee of each of the
Date of Birth:  04/28/1934                                              funds managed by Northstar Investment Management
                                                                        Corporation (1993 - 1999).
---------------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                Trustee              February 2002 -   President and Chief Executive Officer, Bankers
7337 E. Doubletree Ranch Rd.                          Present           Trust Company, N.A. (1992 - Present).
Scottsdale, Arizona 85258
Date of Birth:  05/02/1945
---------------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN            Trustee              February 2002 -   President, College of New Jersey (1999 -
7337 E. Doubletree Ranch Rd.                          Present           Present).
Scottsdale, Arizona 85258
Date of Birth:  02/18/1948
---------------------------------------------------------------------------------------------------------------------------
WALTER H. MAY                    Trustee              October 1999 -    Retired.  Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                          Present           Director of Marketing, Piper Jaffray, Inc.;
Scottsdale, Arizona 85258                                               Trustee of each of the funds managed by
Date of Birth:  2/21/1936                                               Northstar Investment Management Corporation
                                                                        (1996 - 1999).
---------------------------------------------------------------------------------------------------------------------------
JOCK PATTON                      Trustee              February 2001 -   Private Investor (June 1997 - Present).
7337 E. Doubletree Ranch Rd.                          Present           Formerly, Director and Chief Executive Officer,
Scottsdale, Arizona 85258                                               Rainbow Multimedia Group, Inc. (January 1999 -
Date of Birth:  12/11/1945                                              December 2001); Director of Stuart
                                                                        Entertainment, Inc.
---------------------------------------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM                Trustee              October 1999 -    President and Director, F.L. Putnam Securities
7337 E. Doubletree Ranch Rd.                          Present           Company, Inc. and its affiliates; President,
Scottsdale, Arizona 85258                                               Secretary and Trustee, The Principled Equity
Date of Birth:  10/08/1939                                              Market Fund.  Formerly, Trustee, Trust Realty
                                                                        Corp.; Anchor Investment Trust; Bow Ridge Mining
                                                                        Company and each of the funds managed by
                                                                        Northstar Investment Management Corporation
                                                                        (1994 - 1999).

                                        NUMBER OF
                                      PORTFOLIOS IN
                                          FUND
                                         COMPLEX
                                       OVERSEEN BY
     NAME, ADDRESS AND AGE              TRUSTEE**       OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------
PAUL S. DOHERTY                           122
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  04/28/1934

--------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                         122
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  05/02/1945
--------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN                     122
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  02/18/1948
--------------------------------------------------------------------------------------------
WALTER H. MAY                             122         Best Prep Charity (1991 - Present).
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  2/21/1936

--------------------------------------------------------------------------------------------
JOCK PATTON                               122         Director, Hypercom, Inc. (January
7337 E. Doubletree Ranch Rd.                          1999 - Present); JDA Software Group,
Scottsdale, Arizona 85258                             Inc. (January 1999 - Present); BK
Date of Birth:  12/11/1945                            Entertainment, Inc.; Arizona
                                                      Rotorcraft, Inc.; and Director,
                                                      Swift Transportation Company (March
                                                      2004 - Present).
--------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM                         122         Anchor International Bond Trust
7337 E. Doubletree Ranch Rd.                          (December 2000 - Present); F.L.
Scottsdale, Arizona 85258                             Putnam Foundation (December 2000 -
Date of Birth:  10/08/1939                            Present); Progressive Capital
                                                      Accumulation Trust (August 1998 -
                                                      Present); Principled Equity Market
                                                      Fund (November 1996 - Present),
                                                      Mercy Endowment Foundation (1995 -
                                                      Present); Director, F.L. Putnam
                                                      Investment Management Company
                                                      (December 2001 - Present); Asian
                                                      American Bank and Trust Company
                                                      (June 1992 - Present); and Notre
                                                      Dame Health Care Center (1991 -
                                                      Present) F.L. Putnam Securities
                                                      Company, Inc. (June 1978 - Present);
                                                      and an Honorary

                                                       TERM OF OFFICE
                                   POSITION(S) HELD     AND LENGTH OF               PRINCIPAL OCCUPATION(S) -
     NAME, ADDRESS AND AGE            WITH FUND        TIME SERVED(1)                DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
BLAINE E. RIEKE                  Trustee              February 2001 -   General Partner, Huntington Partners (January
7337 E. Doubletree Ranch Rd.                          Present           1997 - Present).  Chairman of the Board and
Scottsdale, Arizona 85258                                               Trustee of each of the funds managed by ING
Date of Birth:  09/10/1933                                              Investment Management Co. LLC (November 1998 -
                                                                        February 2001).
---------------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT                 Trustee              February 2002 -   President, Springwell Corporation (1989 -
7337 E. Doubletree Ranch Rd.                          Present           Present).  Formerly, Director, Tatham Offshore,
Scottsdale, Arizona 85258                                               Inc. (1996 - 2000).
Date of Birth:  08/26/1945
---------------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER             Trustee              February 2001 -   Retired.  Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                          Present           President - Finance and Administration, Channel
Scottsdale, Arizona 85258                                               Corporation (June 1996 - April 2002).  Trustee,
Date of Birth:  03/23/1936                                              First Choice Funds (1997 - 2001); and of each of
                                                                        the funds managed by ING Investment Management
                                                                        Co. LLC (1998 - 2001).
---------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
THOMAS J. McINERNEY(2)           Trustee              February 2001 -   Chief Executive Officer, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                          Present           Services (September 2001 - Present); General
Scottsdale, Arizona 85258                                               Manager and Chief Executive Officer, ING U.S.
Date of Birth:  05/05/1956                                              Worksite Financial Services (December 2000 -
                                                                        Present); Member, ING Americas Executive
                                                                        Committee (2001 - Present); President, Chief
                                                                        Executive Officer and Director of Northern Life
                                                                        Insurance Company (March 2001 - October 2002),
                                                                        ING Aeltus Holding Company, Inc. (2000 -
                                                                        Present), ING Retail Holding Company (1998 -
                                                                        Present), ING Life Insurance and Annuity Company
                                                                        (September 1997 - November 2002) and ING
                                                                        Retirement Holdings, Inc. (1997 - Present).
                                                                        Formerly, General Manager and Chief Executive
                                                                        Officer, ING Worksite Division (December 2000 -
                                                                        October 2001), President, ING-SCI, Inc. (August
                                                                        1997 - December 2000); President, Aetna
                                                                        Financial Services (August 1997 - December 2000).

                                        NUMBER OF
                                      PORTFOLIOS IN
                                           FUND
                                         COMPLEX
                                       OVERSEEN BY
     NAME, ADDRESS AND AGE              TRUSTEE**       OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------------------------------------------
                                                      Trustee, Mercy Hospital (1973 - Present).
--------------------------------------------------------------------------------------------
BLAINE E. RIEKE                            122        Morgan Chase Trust Co. (January 1998
7337 E. Doubletree Ranch Rd.                          - Present).
Scottsdale, Arizona 85258
Date of Birth:  09/10/1933

--------------------------------------------------------------------------------------------
ROGER B. VINCENT                           122        Director, AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.                          (1998 - Present).
Scottsdale, Arizona 85258
Date of Birth:  08/26/1945
--------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER                       122        Touchstone Consulting Group (1997 -
7337 E. Doubletree Ranch Rd.                          Present).
Scottsdale, Arizona 85258
Date of Birth:  03/23/1936


--------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(2)                     175        Director, Equitable Life Insurance
7337 E. Doubletree Ranch Rd.                          Co., Golden American Life Insurance
Scottsdale, Arizona 85258                             Co., Life Insurance Company of
Date of Birth:  05/05/1956                            Georgia, Midwestern United Life
                                                      Insurance Co., ReliaStar Life
                                                      Insurance Co., Security Life of
                                                      Denver, Security Connecticut Life
                                                      Insurance Co., Southland Life
                                                      Insurance Co., USG Annuity and Life
                                                      Company, and United Life and Annuity
                                                      Insurance Co. Inc (March 2001 -
                                                      Present); Director, Ameribest Life
                                                      Insurance Co., (March 2001 to
                                                      January 2003); Director, First
                                                      Columbine Life Insurance Co. (March
                                                      2001 to December 2002); Member of
                                                      the Board, National Commission on
                                                      Retirement Policy, Governor's
                                                      Council on Economic Competitiveness
                                                      and Technology of Connecticut,
                                                      Connecticut Business and Industry
                                                      Association, Bushnell; Connecticut
                                                      Forum; Metro Hartford Chamber of
                                                      Commerce; and is Chairman, Concerned
                                                      Citizens for Effective Government.

                                                       TERM OF OFFICE
                                   POSITION(S) HELD     AND LENGTH OF               PRINCIPAL OCCUPATION(S) -
     NAME, ADDRESS AND AGE            WITH FUND        TIME SERVED(1)                DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER(2)                Chairman and         February 2001 -   Chairman, Hillcrest Capital Partners (May
7337 E. Doubletree Ranch Rd.     Trustee              Present           2002-Present); President, Turner Investment
Scottsdale, Arizona 85258                                               Company (January 2002 - Present).  Mr. Turner
Date of Birth:  10/03/1939                                              was formerly Vice Chairman of ING Americas (2000
                                                                        - 2002); Chairman and Chief Executive Officer of
                                                                        ReliaStar Financial Corp. and ReliaStar Life
                                                                        Insurance Company (1993 - 2000); Chairman of
                                                                        ReliaStar Life Insurance Company of New York
                                                                        (1995 - 2001); Chairman of Northern Life
                                                                        Insurance Company (1992 - 2001); Chairman and
                                                                        Trustee of the Northstar affiliated investment
                                                                        companies (1993 - 2001) and Director, Northstar
                                                                        Investment Management Corporation and its
                                                                        affiliates (1993 - 1999 ).

                                    NUMBER OF
                                  PORTFOLIOS IN
                                       FUND
                                     COMPLEX
                                   OVERSEEN BY
     NAME, ADDRESS AND AGE          TRUSTEE**       OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------------------------------------------------------------
JOHN G. TURNER(2)                      122        Director, Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                      (March 2000 - Present); Shopko
Scottsdale, Arizona 85258                         Stores, Inc. (August 1999 -
Date of Birth:  10/03/1939                        Present); and M.A. Mortenson Company
                                                  (March 2002 - Present).



(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.



 (2) Messrs. McInerney and Turner are "interested persons," as defined by the the 1940 Act because of their affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments and the Distributor, ING Funds Distributor LLC.



** For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING Get Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

                  Information about the Fund's officers are set forth in the table below:

------------------------------------------------------------------------------------------------------------------------------------
                              POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE                 FUND                  TIME SERVED (1)(2)(3)                      FIVE YEARS (3)
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY             President and Chief       February 2001 - Present        President and Chief Executive Officer, ING
7337 E. Doubletree Ranch Rd.  Executive Officer                                        Capital Corporation, LLC, ING Funds Services,
Scottsdale, Arizona 85258                                                              LLC, ING Investments, LLC (December 2001 -
Date of Birth:  04/09/1949    Chief Operating Officer   July 2000 - Present            Present), ING Advisors, Inc. and EAMC
                                                                                       Liquidation Corp. (December 2001-October
                              Senior Executive Vice     July 2000 - February 2001      2003) and Express America T.C., Inc.
                              President                                                (December 2001-September 2003); Senior
                                                                                       Executive Vice President, ING Capital
                              Executive Vice President  January 2000 - July 2000       Corporation, LLC, ING Funds Services, LLC,
                                                                                       ING Investments, LLC, ING Advisors, Inc.,
                              Secretary                 January 2000 - February 2001   Express America T.C., Inc. and EAMC
                                                                                       Liquidation Corp. (June 2000-December 2000);
                                                                                       Executive Vice President, ING Capital
                                                                                       Corporation, LLC, ING Funds Services, LLC,
                                                                                       ING Investments, LLC (April 1998-June 2000),
                                                                                       ING Funds Distributor, LLC (April
                                                                                       1998-Present) and ING Quantitative
                                                                                       Management, Inc. (October 2001-September
                                                                                       2002); Chief Operating Officer, ING Funds
                                                                                       Distributor, LLC (June 2000-Present) and ING
                                                                                       Quantitative Management, Inc. (October
                                                                                       2001-September 2002); Senior Vice President,
                                                                                       ING Capital Corporation, LLC, ING Funds
                                                                                       Services, LLC, ING Investments, LLC and ING
                                                                                       Funds Distributor, LLC (April 1995-April
                                                                                       1998); Vice President, ING Life Insurance and
                                                                                       Annuity Company (December 2003-Present);
                                                                                       Secretary, ING Capital Corporation, LLC, ING
                                                                                       Funds Services, LLC, ING Investments, LLC,
                                                                                       ING Funds Distributor, LLC, ING Advisors,
                                                                                       Inc., Express America T.C., Inc. and EAMC
                                                                                       Liquidation Corp. (April 1995-December 2000);
                                                                                       and Director, ING Capital Corporation, LLC,
                                                                                       ING Funds Services, LLC, ING Investments, LLC
                                                                                       and ING Funds Distributor, LLC (December
                                                                                       2000-Present), ING Advisors, Inc. and EAMC
                                                                                       Liquidation Corp. (December 2000- October
                                                                                       2003), ING Quantitative Management, Inc.
                                                                                       (December 2000- September 2002) and Express
                                                                                       America T.C., Inc. (December 2000- September
                                                                                       2003).
------------------------------------------------------------------------------------------------------------------------------------
STANLEY D. VYNER              Executive Vice President  July 2000 - Present            Executive Vice President, ING Advisors, Inc.
7337 E. Doubletree Ranch Rd.                                                           and ING Investments, LLC (July 2000 -
Scottsdale, Arizona 85258                                                              Present); Chief Investment Officer, ING
Date of Birth:  05/14/1950                                                             Investments, LLC (July 1996 - Present); and
                                                                                       President and Chief Executive Officer, ING
                                                                                       Investments, LLC (August 1996 - August 2000).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND             Executive Vice President  February 2002 - Present        Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.  and Assistant Secretary                                  Officer and Treasurer, ING Funds Services,
Scottsdale, Arizona 85258                                                              LLC, ING Funds Distributor, LLC, ING
Date of Birth:  05/30/1958    Chief Financial Officer   January 2000 - Present         Advisors, Inc., ING Investments, LLC, Express
                                                                                       America T.C., Inc. and EAMC Liquidation Corp.
                                                                                       (December 2001 - Present), ING Quantitative

------------------------------------------------------------------------------------------------------------------------------------
                              POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE                 FUND                  TIME SERVED (1)(2)(3)                      FIVE YEARS (3)
------------------------------------------------------------------------------------------------------------------------------------
                              Senior Vice President     January 2000 - February 2002   Management, Inc. (December 2001-September
                                                                                       2002); and Senior Vice President, ING Funds
                                                                                       Services, LLC, ING Investments, LLC and ING
                                                                                       Funds Distributor, LLC (June 1998 - December
                                                                                       2001).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA                Senior Vice President     January 2000 - Present         Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  and Assistant Secretary                                  Secretary, ING Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258                                                              Distributor, LLC, ING Advisors, Inc., ING
Date of Birth:  06/17/1963                                                             Capital Corporation, LLC and ING Investments,
                                                                                       LLC (December 2001 - Present) and ING
                                                                                       Quantitative Management, Inc. (October 2001 -
                                                                                       September 2002); and Vice President, ING
                                                                                       Investments, LLC (April 1997 - October 1999)
                                                                                       and ING Funds \Services, LLC (February 1997 -
                                                                                       August 1999).
------------------------------------------------------------------------------------------------------------------------------------
ROBYN L. ICHILOV              Vice President and        July 2000 - Present            Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.  Treasurer                                                (October 2001 - Present) and ING Investments,
Scottsdale, Arizona 85258                                                              LLC (August 1997 - Present); and Accounting
Date of Birth:  09/25/1967                                                             Manager, ING Investments, LLC (November 1995
                                                                                       - Present).
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON          Senior Vice President     November 2003 - Present        Senior Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                           LLC, ING Funds Distributor, LLC, ING
Scottsdale, Arizona 85258     Vice President            February 2001 - November 2003  Advisors, Inc. and ING Investments, LLC
Date of Birth:  07/25/1964                                                             (October 2003 - Present). Formerly, Vice
                              Secretary                 February 2001 - August 2003    President and Secretary, ING Funds Services,
                                                                                       LLC, ING Funds Distributor, LLC, ING
                              Assistant Vice President  January 2000 - February 2001   Advisors, Inc. and ING Investments, LLC
                                                                                       (October 2001 - October 2003); Vice
                              Assistant Secretary       January 2000 - February 2001   President, ING Quantitative Management, Inc.
                                                                                       (October 2001 - September 2002); Assistant
                                                                                       Vice President, ING Funds Services, LLC
                                                                                       (November 1999 - January 2001); and has held
                                                                                       various other positions with ING Funds
                                                                                       Services, LLC for more than the last five
                                                                                       years.
------------------------------------------------------------------------------------------------------------------------------------
J. DAVID GREENWALD            Vice President            August 2003 - Present          Vice President of Mutual Fund Compliance, ING
7337 E. Doubletree Ranch Rd.                                                           Funds Services, LLC (May 2003 - Present); and
Scottsdale, Arizona 85258                                                              Assistant Treasurer and Director of Mutual
Date of Birth:  09/24/1957                                                             Fund Compliance and Operations, American
                                                                                       Skandia, A Prudential Financial Company
                                                                                       (October 1996 - May 2003).
------------------------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER           Vice President            February 2003 - Present        Vice President, ING Funds Distributor, LLC
7337 E. Doubletree Ranch Rd.                                                           and ING Funds Services, LLC (July 1995 to
Scottsdale, Arizona 85258                                                              Present), ING Investments, LLC (February
Date of Birth:  2-6-1954                                                               1996-Present), ING Quantitative Management,
                                                                                       Inc. (July 2000-September 2002) and ING
                                                                                       Advisors, Inc. (July 2000-Present); and Chief
                                                                                       Compliance Officer, ING Funds Distributor,
                                                                                       LLC (July 1995-Present), ING Investments, LLC
                                                                                       (October 2001 to Present), ING Quantitative
                                                                                       Management, Inc. (July 2000-September 2002)
                                                                                       and ING Advisors, Inc. (July 2000-Present).
------------------------------------------------------------------------------------------------------------------------------------
TODD MODIC                    Vice President            August 2003 - Present          Director of Financial Reporting, ING
7337 E. Doubletree Ranch Rd.                                                           Investments, LLC (March 2001- Present).
Scottsdale, Arizona 85258     Assistant Vice President  August 2001 - August 2003
Date of Birth:  11/03/1967

------------------------------------------------------------------------------------------------------------------------------------
                              POSITIONS HELD WITH THE   TERM OF OFFICE AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE                 FUND                  TIME SERVED (1)(2)(3)                      FIVE YEARS (3)
------------------------------------------------------------------------------------------------------------------------------------
SUSAN P. KINENS               Assistant Vice            February 2003 - Present        Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.  President and Assistant                                  Secretary, ING Funds Services, LLC (December
Scottsdale, Arizona 85258     Secretary                                                2002 - Present); and has held various other
Date of Birth:  12/31/1976                                                             positions with ING Funds Services, LLC for
                                                                                       more than the last five years.
------------------------------------------------------------------------------------------------------------------------------------
MARIA M. ANDERSON             Assistant Vice President  August 2001 - Present          Assistant Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                           LLC (October 2001 - Present); and Manager of
Scottsdale, Arizona 85258                                                              Fund Accounting and Fund Compliance, ING
Date of Birth:  05/29/1958                                                             Investments, LLC (September 1999 - November
                                                                                       2001).
------------------------------------------------------------------------------------------------------------------------------------
HUEY P. FALGOUT               Secretary                 August 2003 - Present          Chief Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                           (November 2003 - Present); Associate General
Scottsdale, Arizona 85258                                                              Counsel, AIG American General (January 1999 -
Date of Birth:  11/15/1963                                                             November 2002); and Associate General
                                                                                       Counsel, Van Kampen, Inc. (April 1992 -
                                                                                       January 1999).
------------------------------------------------------------------------------------------------------------------------------------
THERESA K. KELETY             Assistant Secretary       August 2003 - Present          Counsel, ING U.S. Financial Services (April
7337 E. Doubletree Ranch Rd.                                                           2003 - Present); Senior Associate with
Scottsdale, Arizona 85258                                                              Shearman & Sterling (February 2000 - April
Date of Birth: 02/28/1963                                                              2003); and Associate with Sutherland Asbill &
                                                                                       Brennan (1996 - February 2000).



(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.


(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

(3) On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex changed to "ING Funds."


The following documents the evolution of the name of each corporate entity referenced in the above biographies:


ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
 LLC)

   ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim
     Investments, LLC)
   ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim
     Investments, LLC)
   ING Pilgrim Investments, LLC (February 2001 - formed)
   ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim
     Investments, Inc.)
   Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments, Inc.) Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America
     Investments, Inc.)
   Pilgrim America Investments, Inc. (April 1995 - name changed from Newco
     Advisory Corporation)
   Newco Advisory Corporation (December 1994 - incorporated)

     **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)

ING Funds Distributor, LLC.  (October 2002)

   ING Funds Distributor, Inc. (October 2002 - merged into ING Funds
     Distributor, LLC)
   ING Funds Distributor, LLC (October 2002 - formed)
   ING Funds Distributor, Inc.  (March 2002 - name changed from ING Pilgrim
     Securities, Inc.)

ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)

   ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)
   ING Pilgrim Group, LLC (February 2001 - formed)
   ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group,
     Inc.)
   Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group,
     Inc.)
   Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group,
     Inc.)
   Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group,
     Inc.)
   Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings
     Management Corporation)
   Newco Holdings Management Corporation (December 1994 - incorporated)


ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital
   Corporation, LLC)

   ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim
     Capital Corporation, LLC)
   ING Pilgrim Capital Corporation, LLC (February 2001 - formed)
   ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim
     Capital Corporation)

   ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim
     Securities, Inc.)
   Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities,
     Inc.)
   Pilgrim Securities, Inc.  (October 1998 - name changed from Pilgrim America
     Securities, Inc.)
   Pilgrim America Securities, Inc. (April 1995 - name changed from Newco
     Distributors Corporation)
   Newco Distributors Corporation (December 1994 -incorporated)

ING Advisors, Inc. (Ownership transferred as of October 2003)

ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.) ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington
     Management Corporation)
ING Lexington Management Corporation (October 2000 name changed from Lexington
   Management Corporation)
Lexington Management Corporation (December 1996 - incorporated)

   Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim
     Holdings Corporation)
   Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
     Holdings, Inc.)
   Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
     Corporation)
   Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America
     Capital Corporation)
   Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital
     Corporation)
   Pilgrim America Capital Corporation (April 1997 - incorporated)

ING Quantitative Management, Inc. (September 2002 - Dissolved)

   ING Quantitative Management, Inc. (March 2002 - name changed from ING Pilgrim
     Quantitative Management, Inc.)
   ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from
     Market Systems Research Advisors)
   Market Systems Research Advisors, Inc. (November 1986 - incorporated)

Express America T.C., Inc. (September 2003 - Dissolved)

EAMC Liquidation Corp. (October 2003 - Dissolved)

STANDING COMMITTEES OF THE FUND

            The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Portfolios' activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance.

FREQUENCY OF BOARD MEETINGS


            The Board currently conducts regular meetings four (4) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.


            Committees


            An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Committee currently consists of two Independent Trustees and two Trustees who are "interested persons," as defined in the 1940 Act. The following Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held two (2) meetings during the fiscal year ended December 31, 2003.



            The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee currently consists of four Independent Trustees: Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Nominating Committee does not currently have a charter nor does it have a policy regarding whether it will consider nominees recommended by shareholders. However, the Board expects to have the Nominating Committee consider these matters fully during the upcoming year with a view towards adopting and publishing a charter and policies regarding shareholder recommendations for Trustee nominees. As part of its consideration, the Nominating Committee will also consider minimum qualifications for Trustee positions as well as a process for the Trust to identify and evaluate potential nominees. The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2003.



            The Board has an Audit Committee whose function is to meet with the independent auditors of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four Independent Trustees: Messrs. Rieke, Vincent, Earley and Putnam. Mr. Earley serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2003.



            The Board has formed a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market quotations are not available and, beginning in July 2003, overseeing management's administration of proxy voting. The Committee currently consists of five Independent Trustees: Dr. Gitenstein and Messrs. Patton, May, Doherty and Wedemeyer. Mr. Patton serves as Chairman of the Committee. The Valuation and Proxy Voting Committee held four (4) meetings during the fiscal year ended December 31, 2003.



            The Board has established an Investment Review Committee that will monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Committee for the Stock Portfolio and the equity investments of the Asset Allocation Portfolio currently consists of five Independent Trustees and one Trustee who is an "interested person" as defined in the 1940

   Act: Dr. Gitenstein and Messrs. Patton, May, Doherty, McInerney and Wedemeyer. Mr Wedemeyer serves as Chairman of this Committee. The Committee for the Stock Portfolio and the equity investments of the Asset Allocation Portfolio held 4 meetings during the fiscal year ended December 31, 2003. The Committee for the Bond Portfolio, the Money Market Portfolio and the bond investments of the Asset Allocation Portfolio currently consists of four Independent Trustees and one Trustee who is an "interested person" as defined in the 1940 Act: Dr. Gitenstein and Messrs. Patton, May, Doherty, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairman of this Committee. The Committee for the Bond Portfolio, the Money Market Portfolio and the bond investments of the Asset Allocation Portfolio held four (4) meetings during the fiscal year ended December 31, 2003.



            The Board has established a Compliance and Coordination Committee for the purpose of facilitating information flow among Board members and with management between Board meetings, developing agendas for executive sessions of independent Board members, evaluating potential improvements in the allocation of work load among the Board members and Board committees, and evaluating other opportunities to enhance the efficient operations of the Board. The Compliance and Coordination Committee currently consists of five Independent Trustees: Messrs. Earley, May, Patton, Vincent and Wedemeyer. The Compliance and Coordination Committee held one (1) meeting during the fiscal year ended December 31, 2003.





COMPENSATION OF TRUSTEES


            Each Portfolio pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $40,000 (Messrs. Patton and May, as lead trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting (chairpersons receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser or its affiliates for which the Trustees serve in common as Directors/Trustees.



            The following table sets forth information provided by the Portfolios' investment adviser regarding compensation of Trustees by each Portfolio and other funds managed by ING Investments and its affiliates for the year ended December 31, 2003. Officers of the Portfolios and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Investment Adviser.

                               COMPENSATION TABLE


     NAME OF
     PERSON,
    POSITION                       AGGREGATE COMPENSATION FROM FUND
---------------------------------------------------------------------
                                    MONEY                   ASSET
                      STOCK         MARKET      BOND      ALLOCATION
                    PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
---------------------------------------------------------------------
Paul S. Doherty
Trustee             $50           $  26       $13          $51
---------------------------------------------------------------------
J. Michael Earley
Trustee             $47           $  25       $12          $50
---------------------------------------------------------------------
R. Barbara
Gitenstein          $47           $  24       $12          $48
Trustee
---------------------------------------------------------------------
R. Glenn
Hilliard(3)(4)              -            -           -           -
Trustee
---------------------------------------------------------------------
Walter H. May
Trustee             $58           $  31       $15          $61
---------------------------------------------------------------------
Thomas J.
McInerney (3)           -            -           -           -
Trustee
---------------------------------------------------------------------
Jock Patton
Trustee             $60           $  31       $15          $60
---------------------------------------------------------------------
David W.C. Putnam
Trustee             $47           $  24       $12          $48
---------------------------------------------------------------------

                          PENSION OR
                          RETIREMENT           ESTIMATED             TOTAL COMPENSATION
     NAME OF           BENEFITS ACCRUED         ANNUAL               FROM REGISTRANT AND
     PERSON,           AS PART OF FUND       BENEFITS UPON          FUND COMPLEX PAID TO
    POSITION               EXPENSES          RETIREMENT (2)              TRUSTEES(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Paul S. Doherty
Trustee                        N/A                  N/A                   $106,000
---------------------------------------------------------------------------------------------
J. Michael Earley
Trustee                        N/A                  N/A                   $106,000
---------------------------------------------------------------------------------------------
R. Barbara
Gitenstein                     N/A                  N/A                   $ 99,000
Trustee
---------------------------------------------------------------------------------------------
R. Glenn
Hilliard (3)(4)                  -                    -                        -
Trustee
---------------------------------------------------------------------------------------------
Walter H. May
Trustee                        N/A                  N/A                   $125,000
---------------------------------------------------------------------------------------------
Thomas J.
McInerney (3)                  -                    -                        -
Trustee
---------------------------------------------------------------------------------------------
Jock Patton
Trustee                        N/A                  N/A                   $131,000
---------------------------------------------------------------------------------------------
David W.C. Putnam
Trustee                        N/A                  N/A                   $ 99,000
---------------------------------------------------------------------------------------------

     NAME OF
     PERSON,
    POSITION                       AGGREGATE COMPENSATION FROM FUND
---------------------------------------------------------------------
                                    MONEY                   ASSET
                      STOCK         MARKET      BOND      ALLOCATION
                    PORTFOLIO     PORTFOLIO  PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------
Blaine E. Rieke
Trustee             $49           $  25       $12          $51
----------------------------------------------------------------------
John G. Turner(3)
Trustee                 -            -           -           -
----------------------------------------------------------------------
Roger B.
Vincent(5)          $52           $  29       $14          $57
Trustee
----------------------------------------------------------------------
Richard A.
Wedemeyer(5)        $52           $  29       $14          $57
Trustee

                          PENSION OR
                          RETIREMENT           ESTIMATED             TOTAL COMPENSATION
     NAME OF           BENEFITS ACCRUED         ANNUAL               FROM REGISTRANT AND
     PERSON,           AS PART OF FUND       BENEFITS UPON          FUND COMPLEX PAID TO
    POSITION               EXPENSES          RETIREMENT (2)              TRUSTEES(1)
---------------------------------------------------------------------------------------------
Blaine E. Rieke
Trustee                      N/A                  N/A                   $103,000
---------------------------------------------------------------------------------------------
John G. Turner(3)
Trustee                       -                    -                         -
---------------------------------------------------------------------------------------------
Roger B.
Vincent(5)                   N/A                  N/A                   $120,000
Trustee
---------------------------------------------------------------------------------------------
Richard A.
Wedemeyer(5)                 N/A                  N/A                   $120,000
Trustee



1) Represents compensation from [122] funds, the total number of funds in the Fund Complex as of December 31, 2003.


2) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation paid to the Independent Trustee for one year of service.


3) "Interested person, " as defined in the 1940 Act, of the Company because of the affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments and the Distributor, ING Funds Distributor, LLC. Officers and Trustees who are interested persons do not receive any compensation from the Fund.



4)       Resigned as a Trustee April 30, 2003.



5) Mr. Wedemeyer and Mr. Vincent were paid $10,000 each in recognition of an extensive time commitment to format a methodology for presenting valuation information to the board.

TRUSTEE OWNERSHIP OF SECURITIES

            Set forth below is the dollar range of equity securities owned by each Trustee.


            In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for the Independent Trustees to own beneficially, shares of one or more funds managed by ING entities at all times. For this purpose, beneficial ownership of fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a fund.


            Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.


                                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                        DOLLAR RANGE OF EQUITY         IN ALL REGISTERED INVESTMENT COMPANIES
                                        SECURITIES IN THE FUND            OVERSEEN BY TRUSTEE IN FAMILY OF
          NAME OF TRUSTEE              AS OF DECEMBER 31, 2003                   INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Paul S. Doherty                                  None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
J. Michael Earley                                None                            $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein                            None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
Walter H. May                                    None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
Jock Patton                                      None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
David W. C. Putnam                               None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke                                  None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
Roger B. Vincent                                 None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer                             None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE
"INTERESTED PERSONS"
----------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney                              None                                Over $100,000
----------------------------------------------------------------------------------------------------------------------
John G. Turner                                   None                                Over $100,000


INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES


            Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members) share ownership in securities of the Fund's Investment Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Fund (not including registered investment companies) as of December 31, 2003.

                                      NAME OF
                                     OWNERS AND
                                    RELATIONSHIP                         TITLE OF          VALUE OF       PERCENTAGE OF
        NAME OF TRUSTEE              TO TRUSTEE        COMPANY            CLASS           SECURITIES          CLASS
--------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty                        N/A               N/A               N/A                $0               N/A
--------------------------------------------------------------------------------------------------------------------------
J. Michael Earley                      N/A               N/A               N/A                $0               N/A
--------------------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein                  N/A               N/A               N/A                $0               N/A
--------------------------------------------------------------------------------------------------------------------------
Walter H. May                          N/A               N/A               N/A                $0               N/A
--------------------------------------------------------------------------------------------------------------------------
Jock Patton                            N/A               N/A               N/A                $0               N/A
--------------------------------------------------------------------------------------------------------------------------
David W. C. Putnam                     N/A               N/A               N/A                $0               N/A
--------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke                        N/A               N/A               N/A                $0               N/A
--------------------------------------------------------------------------------------------------------------------------
Roger B. Vincent                       N/A               N/A               N/A                $0               N/A
--------------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer                   N/A               N/A               N/A                $0               N/A

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


            On September 1, 2000, ING Groep N.V. acquired ReliaStar. ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. On January 17, 1995, ReliaStar acquired USLICO. USLICO was a holding company with two primary subsidiaries: United Services Life Insurance Company (now merged into ReliaStar Life Insurance Company "RL"), of Arlington, Virginia, and Bankers Security Life Insurance Society (now known as ReliaStar Life Insurance Company of New York or "RLNY"), of Woodbury, New York.



            The Fund, consisting of four distinct Portfolios, is an investment vehicle for certain separate accounts of RL and RLNY. At the present time, shares of the Portfolios are sold exclusively to RL and RLNY. The shares serve as the investment medium for variable life insurance policies issued by these companies.



            As of March 31, 2004, no person owned of record or was known by the Fund to own beneficially 5% or more of any Portfolio's outstanding equity Securities except that ReliaStar United Services Variable Life Separate Account I a separate account of RL, 4601 N. Fairfax Drive, Arlington, VA 22201, owned 59.15%(1) of the Stock Portfolio, 15.21% of the Money Market Portfolio, 57.46%(1) of the Bond Portfolio and 59.98%(1) of the Asset Allocation Portfolio; and ReliaStar Life Insurance Company of New York Variable Life Separate Account I, a separate account of RLNY, 1000 Woodbury Road, Woodbury, NY 11797,owned 40.85%(1) of the Stock Portfolio, 84.79%(1) of the Money Market Portfolio, 42.54%(1) of the Bond Portfolio and 40.02%(1) of the Asset Allocation Portfolio. For this purpose "control" means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.



            As of March 31, 2004, the Trustees and officers as a group owned less than 1% of each class of each Portfolio's outstanding shares.


                             THE INVESTMENT ADVISER

            The Investment Adviser for the Portfolios is ING Investments, which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Adviser, subject to the authority of the Trustees of the Portfolios, has the overall responsibility for the management of each Portfolio's investment portfolio subject to delegation of certain responsibilities to Aeltus Investment Management, Inc. ("ING Aeltus").

            On March 1, 2002, the name of the Investment Adviser changed from ING Pilgrim Investments, LLC to ING Investments, LLC. On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. From April 1995 to May 10, 2001, ReliaStar Investment Research, Inc. ("RIRI"), formerly, Washington Square Advisers, Inc., served as investment adviser to the Fund. RIRI is a wholly owned subsidiary of ReliaStar Financial Corp. From April 1988 through April 1995, the adviser for the Fund was Bankers Centennial Management Corp.


            Prior to May 11, 2001, RIRI served as Investment Adviser to the Portfolios and ING Pilgrim Investments, LLC served as Sub-Adviser to the Stock Portfolio and the equity portion of the Asset Allocation Portfolio of the Fund. Prior to October 1, 1999, the Stock Portfolio and the equity portion of the Asset Allocation Portfolio were managed by another sub-adviser.


            ING Investments serves pursuant to an Investment Management Agreement ("Investment Management Agreement") between ING Investments and the Fund. The Investment Management Agreement

--------------------
(1)  May be deemed to be a control person
   requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Portfolios and to furnish advice and recommendations with respect to investment of the Portfolios' assets and the purchase or sale of their portfolio securities. The Investment Adviser also provides investment research and analysis. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

            After an initial two year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.


            In connection with their deliberations relating to the Fund's current Investment Management Agreement, the Board, including the Independent Trustees, considered information that had been provided by ING Investments. In considering the Investment Management Agreement, the Board considered several factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board in reviewing the Investment Management Agreement included, but were not limited to, the following: (1) the performance of each Portfolio; (2) the nature and quality of the services provided by ING Investments to each Portfolio; (3) the fairness of the compensation under the Investment Management Agreement in light of the services provided to each Portfolio; (4) the profitability to ING Investments from the Investment Management Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by each Portfolio and a comparison of each Portfolio's fees and expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of each Portfolio. The Board also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.


            In considering the Investment Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of each Portfolio, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fee paid by each Portfolio.


            The factors considered by the Board, including the Independent Trustees, in approving the Sub-Advisory Agreement with ING Aeltus included, but were not limited to, the following: (1) the centralization of asset managers will allow ING Investments to access and leverage the capabilities of its portfolio management personnel among all subsidiaries; (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency; (3) the consolidation of portfolio management personnel within one entity will permit certain future changes in portfolio managers without the potential expense of shareholder proxy solicitations; and (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio mangers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered; (1) the current portfolio managers will remain and continue to provide services under the direction of ING Aeltus;
   (2) the nature and quality of the services to be provided by ING Aeltus including ING Aeltus's extensive investment management experience and the quality of services provided to the other mutual Portfolios advised by ING Aeltus; (3) the fairness of the compensation under the Sub-Advisory Agreement, in light of the services being provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable ING Aeltus to attract additional highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of ING Aeltus will be paid by the Investments Adviser and not directly by the Portfolio. The Board also considered the advisory fee to be retained by ING Investment for its oversight and monitoring service that will be provided to the Portfolios. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging ING Aeltus, as Sub-Adviser would be in the best interests of the Portfolios and its shareholders.


            In reviewing the terms of the Investment Management Agreement and Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreement and Sub-Advisory Agreement, the Independent Trustees were represented by legal counsel. Based upon its review, the Board has deemed that the Investment Management Agreement and Sub-Advisory Agreement is in the best interests of the Portfolios and their shareholders and that the Investment Management and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, including the unanimous vote of the Independent Trustees, approved the Investment Management Agreement and Sub-Advisory Agreement.

            The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


            The Fund pays the Investment Adviser for its services under the Investment Management Agreement a fee based in arrears equal to the following as a percentage of the Portfolio's average daily net assets. As of December 31, 2003, ING Investments had assets under management of over $36.6 billion.


        SERIES                                     ANNUAL ADVISORY FEE
------------------------------    -------------------------------------------------
Stock Portfolio                     0.50% of the first $100 million
                                    0.45% of the assets in excess of $100 million
Bond Portfolio                      0.50% of the first $100 million
                                    0.45% of the assets in excess of $100 million
Asset Allocation Portfolio          0.50% of the first $100 million
                                    0.45% of the assets in excess of $100 million
Money Market Portfolio              0.50% of the first $100 million
                                    0.45% of the assets in excess of $100 million

            The variable life insurance policies for which the Portfolios serve as investment vehicles provide as a contractual requirement that each Portfolio's investment advisory fees cannot exceed on an annual basis 0.25% of the Portfolio's average daily net assets. Each Portfolio's investment advisory fees in excess of 0.25% of the Portfolio's average daily net assets are paid by RL and RLNY.


                                         2003(1)                 2002(2)               2001(3)(4)
                                         -------                 -------               ----------
                                      ADVISORY FEES           ADVISORY FEES           ADVISORY FEES
                                      -------------           -------------           -------------
Stock Portfolio ...........              $58,856                 $61,078                 $91,266
Bond Portfolio.............              $15,440                 $14,746                 $14,888
Asset Allocation Portfolio               $61,566                 $60,240                 $65,910
Money Market Portfolio.....              $31,918                 $32,124                 $32,227



(1) Amounts include 0.25% of investment advisory fees paid by RL and RLNY. Net investment advisory fees paid by Stock Portfolio, Bond Portfolio, Asset Allocation Portfolio and Money Market Portfolio were $29,428, $7,720, $30,783 and $15,959, respectively.



(2) Amounts include 0.25% of investment advisory fees paid by RL and RLNY. Net investment advisory fees paid by Stock Portfolio, Bond Portfolio, Asset Allocation Portfolio and Money Market Portfolio were $30,539, $7,373, $30,120 and $16,062 respectively.



(3) Amounts include 0.25% of investment advisory fees paid by RL and RLNY. Net investment advisory fees paid by Stock Portfolio, Bond Portfolio, Asset Allocation Portfolio and Money Market Portfolio were $45,633, $7,444, $32,955 and $16,114 respectively.



(4) Of the amounts shown, Stock Portfolio, Bond Portfolio, Asset Allocation Portfolio and Money Market Portfolio paid $38,406, $5,237, $29,913, and $11,373, respectively to the previous investment adviser.






                             SUB-ADVISORY AGREEMENT



            The Investment Management Agreement for the ING Funds provides that the Investment Adviser, with the approval of the Trust's Board, may select and employ Sub-Advisers, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreements, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Investment Adviser or its affiliates. The Sub-Advisers pay all of their expenses arising from the performance of its obligations under the Sub-Advisory Agreements.



            Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Trust are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Portfolio's net asset value; taxes, if any, and the preparation of each Portfolio's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.



            The Sub-Advisory Agreement may be terminated without payment of any penalty by ING Investments, the Sub-Adviser or the Trustees of the Trust on 60 days' prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect until September 1, 2004 and continue in effect from year to year, subject to the annual approval of the Board, on behalf of the Trust, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of Trustees, on behalf of the Trust who are not parties to this Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act).


            ING Aeltus serves as Sub-Adviser pursuant to a Sub-Advisory Agreement dated August 1, 2003 between ING Investments and ING Aeltus. In this capacity, ING Aeltus, subject to the supervision and control of the Investment Adviser and the Trustees of the Portfolios, on behalf of the Portfolios, manages each Portfolio's investment portfolio consistently with each Portfolio's investment objective(s), and executes any of the Portfolios' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. ING Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. ING Aeltus is a wholly-owned subsidiary of ING Groep N.V. and an affiliate of ING Investments. In June 2004, ING Aeltus will change its name to ING Investment Management Co.

            Prior to August 1, 2003, the Portfolios were directly managed by the Investment Adviser. ING Investments has undertaken an internal reorganization that, among other things, integrated certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. On August 1, 2003, ING Aeltus became the sub-adviser to the Portfolios. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Portfolios. As a result of this integration plan the operational and supervisory functions of the Portfolios' Investment Management Agreements will be separated from the portfolio management functions related to the Portfolios, with the former continuing to be provided by the Investment Adviser and the latter provided by ING Aeltus. The portfolio management personnel for these Portfolios did not change as a result of this internal reorganization.


            As of December 31, 2003, ING Aeltus managed over $54.5 billion in assets.


            For the following Portfolios as compensation to the Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets managed during the month:

       SERIES                                                          ANNUAL SUB-ADVISORY FEE
       ------                                                          -----------------------
Stock Portfolio                                              0.2250% of first $100 million of assets
                                                             0.2025% of assets in excess of $100 million
Bond Portfolio                                               0.2250% of first $100 million of assets
                                                             0.2025% of assets in excess of $100 million
Asset Allocation Portfolio                                   0.2250% of first $100 million of assets
                                                             0.2025% of assets in excess of $100 million
Money Market Portfolio                                       0.2250% of first $100 million of assets
                                                             0.2025% of assets in excess of $100 million


            TOTAL SUB-ADVISORY FEES PAID FOR THE PERIOD AUGUST 1, 2003 - DECEMBER 31, 2003


                                         SUB-ADVISORY FEES
                                         -----------------
Stock Portfolio ...........                   $12,403
Bond Portfolio.............                   $ 2,843
Asset Allocation Portfolio.                   $12,016
Money Market
Portfolio..................                   $ 5,925


            For the fiscal year ended December 31, 2001, RIRI paid ING Investments, acting as sub-adviser, at the rate of 0.45% of the average daily net assets which ING Investments managed.

            TOTAL SUB-ADVISORY FEES PAID FOR THE PERIOD JANUARY 1, 2001 THROUGH MAY 10, 2001


                                         SUB-ADVISORY FEES(1)
                                         --------------------
Stock Portfolio ........... ....                $34,565
Bond Portfolio..................                $ 4,713
Asset Allocation
Portfolio ......................                $26,992
Money Market Portfolio..........                $10,236


(1) No sub-advisory fees were paid during the period of May 11, 2001 through July 31, 2003 because the Portfolios were directly managed by ING Investments.


               DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES



         The Portfolios are required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.



         Other than in regulatory filings, the Portfolios may provide its complete portfolio holdings schedule to third parties when the Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios' disclosure of its portfolio holdings may include disclosure: to the Portfolios' auditors for use in providing audit opinions; to financial printers for the purpose of preparing Portfolios regulatory filings; for the purpose of due diligence regarding a merger or acquisition; to a new adviser or sub-adviser prior to the commencement of its management of a Portfolio; to rating agencies for use in developing a rating for the Portfolios; to consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in a Portfolio; to service providers, such as proxy-voting services providers and portfolio-management database providers, in connection with their providing services benefiting the Portfolios; and for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios' shareholders.



         In addition to the disclosure discussed above, the Portfolios compile a Top Ten List composed of its ten largest holdings. This information is produced monthly and provided to third parties, and is made available on ING's website (www.ingfunds.com) on the tenth day of each month. The "Top Ten" holdings information is as of the last day of the previous month. A third party requesting the Portfolios' Top Ten List must be in possession of the Portfolios' current prospectus before the list will be provided. The Top Ten List also is provided in quarterly Portfolios' descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.



         If a third party requests specific, current information regarding the Portfolios' portfolio holdings, the Portfolios will refer the third party to the latest Top Ten List, the latest regulatory filing or to ING's website.



PROXY VOTING PROCEDURES



            The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Investment Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedure guidelines for the Fund, including procedures of the Investment Adviser, is attached hereto as Appendix C. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING's website (WWW.INGFUNDS.COM) or by accessing the SEC's EDGAR database (WWW.SEC.GOV).



EXPENSE LIMITATION AGREEMENT



            The Investment Adviser has entered into an expense limitation agreement with the Fund on behalf of the Portfolios. In connection with this agreement, the Investment Adviser will assume certain of the Portfolio's expenses so that the "Other Expenses" of these Portfolios do not exceed 0.65%. Other Expenses means all of the expenses incurred by each Portfolio, but excluding the investment advisory fees described above, interest, taxes, brokerage commissions, other investment-related costs (including without limitation legal fees incurred in connection with the purchase and sale of Fund assets), extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Investment Adviser.


            Each Portfolio will, at a later date, reimburse the Investment Adviser for Other Expenses assumed by the Investment Adviser during the previous 36 months, but only if annualized cumulative Other Expenses does not exceed the percentage described above. The Investment Adviser will only be reimbursed for expenses assumed after the effective date of the expense limitation agreement.



            The expense limitation agreement provides that these expense limitations shall continue through at least May 1, 2005. The expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice to the Trust of the termination of the agreement at least 90 days prior to the end of the then-current term or upon termination of the Investment Management Agreement. The expense limitation agreement also may be terminated by the Trust, without payment of any penalty, upon 90 days' prior written notice to the Adviser at its principal place of business.


                           DISTRIBUTION OF FUND SHARES


            Shares of the Portfolios are distributed by ING Funds Distributor, LLC. ("Distributor") pursuant to a Distribution Agreement between the Fund and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of each Portfolio. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party and must be approved either by votes of a majority of the Board of Trustees or a majority of the outstanding voting securities of a Portfolio. See the Prospectus for information on how to purchase and sell shares of the Portfolios. The Distributor, like the Investment Adviser, is a wholly- owned indirect subsidiary of ING Groep N.V. The former distributor for the Portfolios was Washington Square Securities, Inc.



            Policy owners do not deal directly with the Fund with respect to the purchase, redemption, or exchange of shares of a Portfolio, and should refer to the prospectus for the Policy for information on allocation of premiums and on transfers of account value among divisions of the insurance company separate accounts that invest in the Portfolios. If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.


            The Fund reserves the right to discontinue offering shares of one or more Portfolios at any time.

SUSPENSION OF REDEMPTIONS

            The Fund may suspend the right of redemption of shares of any Portfolio for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonable practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                           PARTICIPATION ARRANGEMENTS



            The Investment Adviser or Distributor, out of its own resources, may pay additional compensation to insurance companies that offer variable life and variable annuity contracts ("variable contracts") for which the Portfolios serve as an underlying investment option, based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Investment Adviser and Distributor may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive, or other payments may be made as an incentive, for insurance companies to make each Portfolio available through the variable contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio. These additional payments are not disclosed in the Portfolios' Expense Table in the Prospectus. The Investment Adviser and Distributor do not receive any separate fees from the Fund for making these payments.



            More particularly, the Investment Adviser or Distributor may enter into participation or service agreements with insurance companies under which they make payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their variable contract or for the provision of services to qualified plan participants. Certain Portfolios may enter into such participation or service arrangements with non-affiliated insurance companies under which it pays for administrative services, such as providing information about the Portfolios, responding to contract owner or investor questions, and transmitting updated prospectuses and other communications to shareholders.



            The insurance companies through which investors hold shares of the Portfolios also may pay fees in connection with distribution of variable contracts and for services provided to contract owners and/or qualified plan participants. Neither the Portfolios, the Investment Adviser, nor the Distributor is a party to these arrangements. Investors should consult the prospectuses and statement of additional information for their variable contracts for a discussion of these payments.


                                    CUSTODIAN

            Effective October 6, 2003, the cash and securities owned by each of the Portfolios are held by The Bank of New York Company, Inc. (the "Bank of New York") One Wall Street, New York, New York 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Portfolio's portfolio securities. Prior to October 6, 2003, State Street Bank and Trust Company ("State Street"), a Massachusetts banking institution was custodian for all the Fund's Portfolios and their cash. Prior to October 1, 1997, Crestar Bank, a Virginia banking institution, served as custodian for the Fund's portfolios securities and cash. In its capacity as Custodian, Bank of New York maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.

                            ADMINISTRATION AGREEMENT


            ING Funds Services, LLC ("ING Funds Services" or the "Administrator") provides administrative services pursuant to an Administration Agreement (the "Administration Agreement"). Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to conduct properly the Fund's business, except for those services performed by the Investment Adviser under the Investment Management Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the Custodian for the Fund under the Custodian Agreement, the Transfer Agent under the Transfer Agency Agreement and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of the Investment Adviser. Prior to July 26, 2000, RL, successor by merger (on December 31, 1998), to ReliaStar United Services Life Insurance Company ("RUSL") provided administrative, legal and accounting services.


            As compensation, each Portfolio pays ING Funds Services a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets.

            The Administration Agreement is renewable from year to year if the Fund's Trustees (including a majority of the Fund's disinterested Trustees) approve the continuance of the Agreement. ING Funds Services or the Fund may terminate the Administration Agreement on 60 days' written notice to the other party.


            During the fiscal years ended December 31, 2003, 2002, and 2001, ING Funds Services and its predecessor received the following fees for their services under their respective Administration Agreement.



                                           2003                    2002                    2001
                                           ----                    ----                    ----
                                    ADMINISTRATIVE FEES     ADMINISTRATIVE FEES     ADMINISTRATIVE FEES
                                    -------------------     -------------------     -------------------
Stock Portfolio ...............           $11,771                 $12,216                 $18,252
Bond Portfolio.................           $ 3,088                 $ 2,949                 $ 2,978
Asset Allocation Portfolio.....           $12,313                 $12,048                 $13,182
Money Market Portfolio.........           $ 6,383                 $ 6,425                 $ 6,445


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE AND RESEARCH SERVICES

            There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on national stock exchanges and other agency transactions involve the payment of the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.


            The Investment Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. Pursuant to the Investment Management Agreement or Sub-Advisory Agreement, the Investment Adviser or Sub-Adviser determines, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Portfolio and which brokers are to be eligible to execute portfolio transaction of the Fund.


            ING Investments places all orders for the purchase and sale of portfolio securities and options for a Portfolio through a substantial number of broker-dealers. In executing transactions, ING Investments will attempt to obtain the most favorable execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In effecting purchases and sales of portfolio securities in transactions on national stock exchanges for the account of the Portfolio, ING Investments may pay higher commission rates than the lowest available when ING Investments believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as described below. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or mark-up.



            Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by ING Investments. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by ING Investments is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by ING Investments. Although there is no specified formula for allocating such transactions, the various allocation methods used by ING Investments, and the results of such allocations, are subject to periodic review by the Fund's Investment Adviser, Sub-Adviser and Board.


            It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the adviser for a Portfolio may receive research services from many broker-dealers with which that adviser places the Portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the adviser in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Portfolio. The management fee paid by the Portfolio is not reduced because the Investment Adviser and its affiliates receive such services.

            As permitted by Section 28(e) of the Securities Exchange Act of 1934, ING Investments may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in that Act) to ING Investments, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.


            The Fund paid aggregate brokerage commissions of $106,556, $224,000 and $182,544, for the three years ended December 31, 2003, 2002 and 2001 respectively. Of the amount the Fund paid in brokerage commissions for 2003, $19,384 was paid for with soft dollars. The decrease in brokerage commissions paid by the Fund in 2003 is due to a decrease in the trading activity in the Fund.



            During the fiscal years ended December 31, 2003, 2002 and 2001, none of the Portfolios used affiliated brokers to execute portfolio transactions


PORTFOLIO TURNOVER

            For reporting purposes, the portfolio turnover rate of each Portfolio is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the Portfolio's securities (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each Portfolio will vary from year to year, depending on market conditions. Because each Portfolio has a different investment objective, each will have a different expected rate of portfolio turnover. A Portfolio cannot accurately predict turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change its portfolio or adopt a temporary defensive position. The portfolio turnover rate will not be a limiting factor when management deems it appropriate to buy or sell securities for a particular Portfolio. A high turnover rate would increase commissions expenses and may involve realization of gains.

            The writing of call options by the Stock and Asset Allocation Portfolios may result in higher turnover than otherwise would be the case and, therefore, greater commission expenses.


            In 2003, the Portfolio turnover rate was: Stock Portfolio 189%; Bond Portfolio 368%; and Asset Allocation Portfolio 210%. Set forth below is a brief description of the turnover rates for certain portfolios in the USLICO series fund.



            BOND PORTFOLIO. With the change of portfolio management teams in 2003, the portfolio was rebalanced in line with the views of the new management team. The change in management and philosophy precipitated an increase in turnover as did the move to increase the diversification in the fund, which had been managed in a more highly concentrated fashion by the prior team.



            EQUITY PORTFOLIO. With the change of portfolio management teams in 2003, the portfolio was rebalanced in line with the views of the new management team. The lower turnover reflects the style of the current management team, which seeks to build a portfolio of names to be held over a longer term investment horizon, looking to avoid short-term market swings.

                                 NET ASSET VALUE

            As noted in the Prospectus, the NAV and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


            Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. See "Net Asset Value" section of the Prospectus. The long-term debt obligations held in a portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.



            Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board, in accordance with methods that are specifically authorized by the Board, in accordance with the methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.


            The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Portfolio's valuation). Foreign securities markets may close before a Portfolio determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.



            If a significant event which is likely to impact the value of one or more foreign securities held by a portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. A research services may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value, and there can be no assurance that markets will continue to behave in a fashion reflected in the models used by the service. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolios are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's net asset value.





            Options on currencies purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

            The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.


            In computing the net asset value for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.



            Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.



The Money Market Portfolio

            Pursuant to an exemptive rule of the Securities and Exchange Commission ("Rule"), the Money Market Portfolio's securities are valued by the amortized cost method. This method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than that of a fund or portfolio with identical investments which uses a method of valuation based on market prices and estimates of market prices for all its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield of the purchased shares on that day than he would be able to receive from a fund or portfolio using solely market values. Existing investors in the Portfolio would receive less investment income. The converse is true in a period of rising interest rates.

            The Rule permitting the Portfolio to use the amortized cost method of valuation requires that, under the direction of the Board, certain procedures be adopted to monitor and stabilize the price per share of the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by issuers or market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or U.S. Government securities published by reputable sources at the mean between the bid and asked prices for the instruments. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board believes would result in a material dilution of shareholders or purchasers, the Board will promptly consider what action, if any, should be initiated.

            Under the Rule of the Securities and Exchange Commission allowing the Fund to use the amortized cost method of valuation of portfolio securities, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, with certain limited exceptions, the Portfolio cannot invest more than 5% of its assets in the securities of a single issuer (other than government securities). Investments in Second Tier securities in the aggregate must be limited to 5% of the Portfolio's total assets, and investment in a single Second Tier Security cannot exceed the greater of 1% of total assets or $1 million.

            The Portfolio can only invest in instruments having remaining maturities of 397 days or less and can only invest in securities determined by ING Investments to be of high quality with minimal credit risks.

                         CALCULATION OF PERFORMANCE DATA

            The Fund is the successor to the Separate Account I (a Stock Account), Separate Account II (a Money Market Account), Separate Account III (a Bond Account) and Separate Account IV (an Asset Allocation Account) of ReliaStar United Services Life Insurance Company and Separate Account I (a Stock Account), Separate Account II (a Money Market Account), Separate Account III (a Bond Account) and Separate Account IV (an Asset Allocation Account) of RLNY (collectively, the "RUSL and RLNY Separate Accounts"). On April 30, 1988, the investment-related assets and liabilities of the RUSL and RLNY Separate Accounts were transferred to the Stock, Money Market, Bond and Asset Allocation Portfolios of the Fund.

                        THE MONEY MARKET PORTFOLIO YIELD

            To calculate a seven-day yield for the Money Market Portfolio, the Portfolio uses a hypothetical, pre-existing account having a balance of $100 at the beginning of the seven-day period. The net change in the value of the Portfolio during the seven-day period (excluding any realized gains or losses from the sale of securities and unrealized appreciation and depreciation) is divided by the value of the Account at the beginning of the period and then multiplied by 365/7 to obtain the annual yield to the nearest hundredth of one percent. Since the net change in the seven-day value is used, the values reflect the charges made against the Portfolio.

            The seven-day yield does not necessarily represent the future yield of the Money Market Portfolio. Yields fluctuate on a daily basis and reflect quality, length of maturities, rates of return and market conditions for money market investments suitable for this Portfolio.


            A hypothetical example of how we calculate the seven-day yield for the period ending December 31, 2003, assuming the values used are as follows:



(1)       Value on Dec. 24, 2003                                                       $ 100.0000
(2)       Value on Dec. 31, 2003 (exclusive of capital charges)                          100.00682
(3)       Net change: (2) - (1)                                                          .00682
(4)       Net change divided by Value on Dec. 24, 2003: (3) divided by (1)               .0000682
(5)       Seven-day yield annualized (multiplied by 365/7)                               .36%

                    THE BOND PORTFOLIO, THE STOCK PORTFOLIO,
                THE ASSET ALLOCATION PORTFOLIO - SEC 30 DAY YIELD

            Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period according to the following formula:

                                      a - b
                            Yield= 2[(----- + 1)(6) - 1]
                                       cd

Where:        a  = dividends and interest earned during the period;
              b  = expenses accrued for the period (net of reimbursements);
              c  = the average daily number of shares outstanding during the period that were entitled to receive dividends: and,
              d  = the maximum offering price per share on the last day of the period.


            The SEC 30 day yield for the period ending December 31, 2003 for the Bond Portfolio was 3.19% and the Asset Allocation Portfolio was, 1.27%.


             THE STOCK PORTFOLIO, THE BOND PORTFOLIO, AND THE ASSET
               ALLOCATION PORTFOLIO - AVERAGE ANNUAL TOTAL RETURN

            Average Annual Total Return is computed by finding the average annual compounded rates of return over 1, 5, and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P (1+T) (to the power of n) = ERV

Where:        P  = a hypothetical initial payment of $1,000;
              T  = average annual total return;
              n  = number of years; and,
            ERV  = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

            This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.


            The average annual return for the Stock Portfolio for the one-year, five-year and ten-year period ended December 31, 2003 are 36.49%, -9.79% and 2.64%, respectively. The average annual return for the Bond Portfolio for the one-year, five-year and ten-year period ended December 31, 2003 are 4.57%, 4.16% and 5.39%, respectively. The average annual returns for the Asset Allocation Portfolio for the one-year, five-year and ten-year period ended December 31, 2003 are 18.54%, -1.87% and 4.75%, respectively.


            Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

            Comparative performance information may be used from time to time in advertising each Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc. and other entities or organizations which track the performance of investment companies. Each Portfolio's performance also may be compared to the performance of its respective Comparison Index, if any, as described in the Prospectus, and, additionally, to the performance of unmanaged indices. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management cost and expenses.

            Quotations of yield or total return for the Fund will not take into account charges or deductions against the Separate Account to which the Fund shares are sold or charges and deductions against the policies issued by RL and RLNY. Performance information for a Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculation is based. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the Portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TAXATION


            The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in a Portfolio by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Portfolio as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code") and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Portfolio.



            Each Portfolio intends to qualify as a RIC under the provisions of Subchapter M of the Code. If a Portfolio qualifies as a RIC and complies with the appropriate provisions of the Code, it will be relieved of federal income tax on the amounts of income it distributes.


            To qualify to be taxed as a RIC, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio 's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio 's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

            Generally, in order to avoid a 4% nondeductible excise tax, a Portfolio must distribute to its shareholders during the calendar year the following amounts:

      -     98% of the Portfolio's ordinary income for the calendar year;

      - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

      - any undistributed ordinary income or capital gain net income for the prior year.

            The excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Portfolios believe that they are not subject to the excise tax, they intend to make the distributions required to avoid the imposition of such a tax.

            Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, these regulations are imposed on the assets of the Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer.
   Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a RIC and to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a RIC would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.


            The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. To date, the Treasury Department has issued only a few such pronouncements. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.


            In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and the investment policies of the Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.


            The Portfolios (except for the Money Market Portfolio) may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Portfolios, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.


            The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.


            For information concerning the federal income tax consequences to the holders of a Variable Contract, such holders should consult the prospectus for their particular contract.


DISTRIBUTIONS

            Distributions of any new investment income by a Portfolio are taxable to the shareholder as ordinary income. Net capital gains will be treated, to the extent distributed, as long-term capital gains in the hands of the shareholder.

                             ADDITIONAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS.


            The authorized capital of the USLICO Series Fund is an unlimited number of shares of beneficial interest with a par value of $0.001 each. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Trustees can be removed at a shareholder meeting by the vote of two-thirds of the outstanding shares or without a meeting by a written declaration executed by the holders of not less than two-thirds of the outstanding shares. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.


   The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by the Trustees by written notice to shareholders of such series or class. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Trust will request voting instructions from Variable Contract owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received.

SHAREHOLDER MEETINGS

            The Declaration of Trust does not require that the Fund hold annual or regular meetings of shareholders. Meetings of the Shareholders may be called by the Trustees and held at such times the Trustees may from time to time determine, for the purpose of the elections of Trustees or such other purposes as may be specified by the Trustees.

LIABILITY

            Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, or Portfolio thereof. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Fund, or Portfolio, itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, or Portfolio, and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Fund or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Fund or Portfolio and also provides for the Fund or Portfolio to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

            Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by the 1940 Act and the rules and regulations thereunder.


TRANSFER AGENT



            DST Systems, Inc., P.O. Box 419368, Kansas City, Missouri 64141-6368, has been retained to act as the Fund's transfer agent and dividend disbursing agent.



CODE OF ETHICS



            The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of Fund shares. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Adviser has adopted its own code of ethics to govern the personal trading activities of its personnel.


LEGAL COUNSEL

            Dechert LLP serves as legal counsel to the Fund and the Portfolios. Dechert LLP is located at 1775 I Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS

            KPMG LLP serves as independent auditors for the Fund for the current fiscal year and audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. KPMG LLP is located at 99 High Street, Boston, MA 02110.

EXPERTS

            The financial statements incorporated herein by reference from each Portfolio's Annual Report to shareholders for the year ended December 31, 2003 have been audited by KPMG LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


REPORTS TO SHAREHOLDERS



            The fiscal year of the Trust ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.



REGISTRATION STATEMENT



            A registration statement has been filed with the SEC under the 1933 Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, its amendments and exhibits thereto that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.


                              FINANCIAL STATEMENTS

            The Financial Statements and the independent auditors' reports thereon, appearing in the Portfolio's Annual Report for the period ending December 31, 2003, are incorporated by reference into this SAI. Each Portfolio's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A
                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

            (a) Corporate Bonds: Bonds are rated Aa by Moody's Investors Service, Inc. are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds, which are rated A by Moody's may possess favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest as susceptibility to impairment sometime in the future.

            Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

            Bonds rated AA by Standard & Poor's Corporation are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest-grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by Standard & Poor's have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

            Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest, which qualifies for commercial bank investment.


            (b) Commercial Paper: The ratings Prime-1 and Prime-2 are the two highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; (5) well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


            Commercial paper rated A-1 or A-2 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (3) the issuer should have access to at least two additional channels of borrowing; (4) basic earnings and cash flow should have an upward trend with allowance made for unusual circumstances; and (5) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

                                   APPENDIX B
                          GLOSSARY OF INVESTMENT TERMS

U.S. GOVERNMENT SECURITIES - are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates). In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full. Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one-way or another: some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks. All of the Portfolios may invest in U.S. Government securities.

MORTGAGE-RELATED SECURITIES - The Bond and Asset Allocation Portfolios may invest in GNMA certificates and FNMA and FHLMC mortgage-backed obligations.

GNMA CERTIFICATES: GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS: The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates which represent an interest I a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

RISKS OF MORTGAGE-RELATED SECURITIES: In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience on the underlying pool of mortgages.

REPURCHASE AGREEMENTS - are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

Such transactions afford an opportunity for a Portfolio to maintain liquidity and earn income over periods of time as short as overnight.

The underlying securities on repurchase agreements are ordinarily U.S. Government securities but may be other securities in which the Portfolio might otherwise invest. A Portfolio will enter into repurchase agreements only if they are collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The market value of the collateral, including accrued interest, will equal or exceed the repurchase price, and the collateral will be in the actual or constructive possession of the Portfolio.

A Portfolio will enter only into repurchase agreements that mature in seven days or less. A repurchase agreement subjects a Portfolio to the risk of the ability of the seller to pay the repurchase price on the delivery date; however, the underlying security constitutes the collateral for the seller's obligation. In the event the seller does default, the Portfolio may incur (i) a loss if the value of the collateral declines and (ii) disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank, are for definite period of time, earn a specified rate of return, and are normally negotiable.

BANKERS' ACCEPTANCES - are short-term credit instruments issued by corporations to finance the import-export transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

COMMERCIAL PAPER - All Portfolios may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued by bank holding companies, corporations, and finance companies. The commercial paper purchased by a Portfolio will consist of direct obligations of domestic issuers which, at the time of investment, (i) meet the rating standard for particular Portfolios as specified in the section on Investment Objectives and Policies, or (ii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

CORPORATE DEBT SECURITIES - All Portfolios may invest in corporate debt securities of domestic issuers. The debt securities in which a Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria or other standards set forth for that particular Portfolio, or, if not so rated, are, in the Adviser's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with the interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

OPTIONS - CALLS - The Stock Portfolio and the Asset Allocation Portfolio may write (i.e., sell) call options ("calls") if (i) after any sale, not more than 25% of that Portfolio's total assets are subject to calls; (ii) the calls are traded on a domestic securities exchange or board of trade; and (iii) the calls are "covered." The option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. When the Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser at a fixed exercise price (which may differ from the market price of the underlying security) regardless of market price changes during the call period. The Portfolio may purchase a call only in a "closing purchase transaction" to terminate its obligation on a call which it has written. For as long as the Portfolio remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The principal objective in writing covered calls is to attempt to attain, through the receipt of premiums from expired calls and net profits, if any, from closing purchase transactions, a greater current return than might be realized by holding the securities without writing calls.

                                   APPENDIX C

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(2) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(3) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.     DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

---------------------

(2) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.


(3) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.      APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.       VOTING PROCEDURES AND GUIDELINES

The Guidelines which are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

         A.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         B.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

                  1.  Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                  2.  Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or

                      Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

                  4.  Referrals to a Fund's Valuation and Proxy Voting Committee

                  A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

                  The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.      CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.

VII.     REPORTING AND RECORD RETENTION

Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

Effective as of July 10, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 17, 2003

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.       Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

         B.       Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         C.       Proxy Group

         The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

         A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

         For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
         (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

         D.       Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

         C.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

                  1.  Votes in Accordance with Agent Recommendation

                  In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                  2.  Non-Votes

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

                  4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a

                      Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

         IV.      CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                                                  TITLE OR AFFILIATION
Stanley D. Vyner                      Chief Investment Risk Officer and Executive Vice President of ING
                                      Investments, LLC

Karla J. Bos                          Acting Proxy Coordinator

Kimberly A. Anderson                  Senior Vice President and Assistant Secretary, of ING Investments, LLC

Maria Anderson                        Assistant Vice President - Manager Fund Compliance of ING Funds Services,
                                      LLC

Michael J. Roland                     Executive Vice President and Chief Financial Officer of ING Investments, LLC

Todd Modic                            Vice President of Financial Reporting - Fund Accounting of ING Funds
                                      Services, LLC

Megan L. Dunphy, Esq.                 Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.               Counsel, ING Americas US Legal Services

         Effective as of November 17, 2003

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003

I.       INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.      GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

1.       THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS
Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

AGE LIMITS
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     (2)   Only if the director's legal expenses would be covered.

2.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.       AUDITORS

RATIFYING AUDITORS
Generally, vote FOR proposals to ratify auditors.

NON-AUDIT SERVICES
Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.       PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
Generally, vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.       TENDER OFFER DEFENSES

POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.       MISCELLANEOUS GOVERNANCE PROVISIONS

CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

      - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

      -    If the dissidents agree, the policy remains in place.

      - If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

EQUAL ACCESS
Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

7.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES
     Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive"
(i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

9.       STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

10.      MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.      MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

13.      GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:

      -    the opening of the shareholder meeting

      - that the meeting has been convened under local regulatory requirements

      -    the presence of quorum

      -    the agenda for the shareholder meeting

      -    the election of the chair of the meeting

      -    the appointment of shareholders to co-sign the minutes of the meeting

      -    regulatory filings (e.g., to effect approved share issuances)

      - the designation of inspector or shareholder representative(s) of minutes of meeting

      - the designation of two shareholders to approve and sign minutes of meeting

      -    the allowance of questions

      -    the publication of minutes

      -    the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR REMUNERATION
Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS
Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

      -    it is editorial in nature;

      -    shareholder rights are protected;

      -    there is negligible or positive impact on shareholder value;

      -    management provides adequate reasons for the amendments; and

      -    the company is required to do so by law (if applicable).

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)   (1)   Agreement and Declaration of Trust of USLICO Series Fund - Filed as
            an Exhibit to Post-Effective Amendment No. 10 to the Registrant's
            Registration Statement on Form N-1A on April 30, 1997, and incorporated herein by reference.

      (2) Certificate of Amendment of Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A on April 18, 2002, and incorporated herein by reference.

(b)   (1)   USLICO Series Fund Bylaws - Filed as an Exhibit to Post-Effective
            Amendment No. 10 to the Registrant's Registration Statement on Form
            N-1A on April 30, 1997, and incorporated herein by reference.

(c)   Not Applicable.

(d)   (1)   Investment Advisory Agreement by and between USLICO Series Fund and
            ReliaStar Investment Research, Inc. (formerly, Washington Square
            Advisers, Inc.) - Filed as an Exhibit to Post-Effective Amendment
            No. 9 to the Registrant's Registration Statement on Form N-1A on
            April 30, 1996, and incorporated herein by reference.

      (2) Investment Management Agreement by and between USLICO Series Fund and ING Pilgrim Investments, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A on April 18, 2002, and incorporated herein by reference.

                  (i) Amended and Restated Schedule A to the Investment Management Agreement - Filed as an Exhibit to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A on April 24, 2003, and incorporated herein by reference.

      (4) Sub-Investment Advisory Agreement by and between Pilgrim BaxterValue Investors, Inc. (formerly Newbold's Asset Management, Inc.) and Washington Square Advisers, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A on April 30, 1997, and incorporated herein by reference.

      (5) Sub-Advisory Agreement made August 1, 2003, by and between ING Investments, LLC and Aeltus Investment Management, Inc. - filed herein.

                  (i) First Amendment to the Sub-Advisory Agreement, effective September 1, 2003, by and between ING Investments, LLC and Aeltus Investment Management. - filed herein.

(e)   (1)   Distribution Agreement, effective March 1, 2002, by and between
            USLICO Series Fund and ING Funds Distributor, Inc. - filed herein.

(f)   Not Applicable.

(g)   (1)   Custody Agreement, dated January 6, 2003, between USLICO Series
            Fund and The Bank of New York (BNY) - filed herein.

                  (i) Amended Exhibit A with respect to the Custody Agreement between USLICO Series Fund and The Bank of New York
                        (BNY), as of November 5, 2003. - filed herein.

                  (ii) Amended Exhibit A with respect to the Custody Agreement between USLICO Series Fund and The Bank of New York
                        (BNY), as of February 1, 2004 - filed herein.

      (2) Foreign Custody Manager Agreement, dated January 6, 2003, between USLICO Series Fund and The Bank of New York (BNY) - filed herein.

                  (i) Amended Exhibit A with respect to the Foreign Custody Agreement between USLICO Series Fund and The Bank of New York (BNY), as of November 5, 2003 - filed herein.

                  (ii) Amended Exhibit A with respect to the Foreign Custody Agreement between USLICO Series Fund and The Bank of New York (BNY), as of February 1, 2004 - filed herein.

(h)   (1)   Administration Agreement, dated April 27, 2000, by and between
            USLICO Series Fund and ING Pilgrim Group, Inc. - filed herein.

                  (i) Amended Schedule A to the Administration Agreement between USLICO Series Fund and ING Funds Services, LLC -- Filed as an Exhibit to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A on April 24, 2003, and incorporated herein by reference.

      (2) Amendment to Administration Agreement between USLICO Series Fund and ING Pilgrim Group, LLC -- Filed as an Exhibit to Post-Effective

            Amendment No. 18 to the Registrant's Registration Statement on Form N-1A on April 18, 2002, and incorporated herein by reference.

                  (i) Amended Schedule A with respect to the Amended Administration Agreement between USLICO Series Fund and ING Funds Services, LLC - filed herein.

      (3) Restated Expense Limitation Agreement, effective August 1, 2003, by and between ING Investments, LLC and USLICO Series Fund - filed herein.

                  (i)   Schedule A to the Restated Expense Limitation Agreement
                        - filed herein.

      (4) Fund Accounting Agreement with The Bank of New York (BNY) dated January 6, 2003 - filed herein.

                  (i) Amended Exhibit A to the Fund Accounting Agreement with The Bank of New York (BNY), as November 5, 2003 - filed herein.

                  (ii) Amended Exhibit A to the Fund Accounting Agreement with The Bank of New York (BNY), as of February 1, 2004 - filed herein.

      (5) Agency Agreement, dated November 30, 2000, between Registrant and DST Systems, Inc. - filed herein.

                  (i) Amended and Restated Exhibit A with respect to the Agency Agreement between Registrant and DST Systems as of effective February 1, 2004. - filed herein.

      (6)   Cash Reserve Agreement dated March 31, 2003 by The Bank of New York
            (BNY). - filed herein.

                  (i) Amended Exhibit A with respect to the Cash Reserve Agreement, as of February 1, 2004 - filed herein.

(i)   (1)   Opinion and Consent of Robert B. Saginaw -- Filed as an Exhibit to
            Post-Effective Amendment No. 10 to the Registrant's Registration
            Statement on Form N-1A on April 30, 1997, and incorporated herein by reference.

(j)   (1)   Consent of Dechert LLP - filed herein.

      (2)   Consent of Independent Auditors - filed herein.

(k)   Not Applicable.

(l)   Not Applicable.

(m)   Not Applicable.

(n)   Not Applicable.

(o)   Not Applicable.

(p)   (1)   Code of Ethics of the Registrant and ING Pilgrim Investments, LLC. -
            Filed as an Exhibit to Post-Effective Amendment No. 15 to the
            Registrant's Registration Statement on Form N-1A on May 1, 2000, and incorporated herein by reference.

      (2) Code of Ethics of ReliaStar Investment Research, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A on May 1, 2000, and incorporated herein by reference.

      (3)   Code of Ethics of Aeltus Investment Management, Inc. - filed herein.

      (4) ING Funds and Advisers ("ING Investments, LLC") Code of Ethics, effective May 1, 2004 - filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

See "Management of the Fund" in the Prospectus and Statement of Additional Information.

ITEM 25. INDEMNIFICATION

      Reference is made to Article V of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant) of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      Information as to the directors and officers of ING Investments, LLC ("ING Investments," formerly, ING Pilgrim Investments), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of ING Investments in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) ING Funds Distributor, LLC is the principal underwriter for ING Mutual Funds; ING Funds Trust; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Mayflower Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

(b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

(c)   Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are will be maintained at the offices of:

      (a)   ReliaStar Life Insurance Company
            20 Washington Avenue S., Route 1212
            Minneapolis, MN 55401

      (b)   ING Investments, LLC
            7337 East Doubletree Ranch Road

            Scottsdale, Arizona 85258

      (c)   ING Investment Management Advisors B.V.
            Schenkkade 65, 2595 AS
            The Hague, The Netherlands

      (d)   ING Investment Management, LLC.
            5780 Powers Ferry Road, N.W., Suite 300
            Atlanta, GA 30327

      (e) ING Funds Distributor, LLC (formerly ING Funds Distributor, Inc.), 7337 East Doubletree Ranch Road
            Scottsdale, AZ 85258 (records of principal underwriter)

      (f)   DST Systems, Inc.
            333 W. 11th Street
            Kansas City, MO 64105 (records relating to its functions as transfer agent)

      (g)   The Bank of New York
            One Wall Street
            New York, NY 10286 (records relating to its functions as custodian)

      (h)   Aeltus Investment Management, Inc. (ING Aeltus)
            10 State House Square
            Hartford, Connecticut 06103-3602 (relating to its function as Sub-Adviser)

ITEM 29. MANAGEMENT SERVICES

      Not Applicable.

ITEM 30. UNDERTAKINGS

      None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the securities act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 30 day of April 2004.

                                    ING USLICO SERIES FUND

                                    By:    /s/ Huey P. Falgout
                                           ------------------------------------
                                           Huey P. Falgout, Jr.
                                           Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                 TITLE                          DATE
            ---------                 -----                          ----
                                      Trustee and Chairman      April 30, 2004
---------------------------------
         John G. Turner*

                                      President and Chief       April 30, 2004
                                      Executive Officer
---------------------------------
       James M. Hennessy*

                                      Executive Vice            April 30, 2004
                                      President and
                                      Principal Financial
                                      Officer
---------------------------------
       Michael J. Roland*

                                      Trustee                   April 30, 2004
---------------------------------
        Paul S. Doherty*

                                      Trustee                   April 30, 2004
---------------------------------
       J. Michael Earley*

                                      Trustee                   April 30, 2004
---------------------------------
     R. Barbara Gitenstein*

                                      Trustee                   April 30, 2004
---------------------------------
       Walter H. May, Jr.*

                                      Trustee                   April 30, 2004
---------------------------------
      Thomas J. McInerney*

                                      Trustee                   April 30, 2004
---------------------------------
          Jock Patton*

                                      Trustee                   April 30, 2004
---------------------------------
       David W.C. Putnam*

                                      Trustee                   April 30, 2004
---------------------------------
        Blaine E. Rieke*

                                      Trustee                   April 30, 2004
---------------------------------
        Roger B. Vincent*

                                      Trustee                   April 30, 2004
---------------------------------
      Richard A. Wedemeyer*

*By: /s/ Huey P. Falgout
     ----------------------------
         Huey P. Falgout, Jr.
         Attorney-in-Fact**

** Powers of Attorney for James M. Hennessy, Michael J. Roland and each Trustee listed above were previously filed as attachments to Post-Effective Amendment No. 21 to the Registrant's Form N-1A Registration Statement on February 12, 2004, and are incorporated herein by reference.

                                  EXHIBIT INDEX

EXHIBIT NUMBER   NAME OF EXHIBIT
--------------   ---------------
(d)(5)           Sub-Advisory Agreement made August 1, 2003, by and between ING
                 Investments, LLC and Aeltus Investment Management, Inc.

(d)(5)(i)        First Amendment to the Sub-Advisory Agreement, effective
                 September 1, 2003, by and between ING Investments, LLC and
                 Aeltus Investment Management

(e)(1)           Distribution Agreement, effective March 1, 2002, by and between
                 USLICO Series Fund and ING Funds Distributor, Inc.

(g)(1)           Custody Agreement, dated January 6, 2003, between USLICO Series
                 Fund and The Bank of New York (BNY).

(g)(1)(i)        Amended Exhibit A with respect to the Custody Agreement between
                 USLICO Series Fund and Bank of The New York (BNY), as of
                 November 5, 2003.

(g)(1)(ii)       Amended Exhibit A with respect to the Custody Agreement between
                 USLICO Series Fund and Bank of The New York (BNY), as of
                 February 1, 2004.

(g)(2) Foreign Custody Manager Agreement, dated January 6, 2003, between USLICO Series Fund and The Bank of New York (BNY).

(g)(2)(i) Amended Exhibit A with respect to the Foreign Custody Agreement between USLICO Series Fund and The Bank of New York (BNY), as of November 5, 2003.

(g)(2)(ii) Amended Exhibit A with respect to the Foreign Custody Agreement between USLICO Series Fund and The Bank of New York (BNY), as of February 1, 2004.

(h)(1)           Administration Agreement, dated April 27, 2000, by and between
                 USLICO Series Fund and ING Pilgrim Group, Inc.

(h)(2)(i)        Amended Schedule A with respect to the Amended Administration
                 Agreement between USLICO

                 Series Fund and ING Funds Services, LLC.

(h)(3)           Restated Expense Limitation Agreement, effective August 1,
                 2003, by and between ING Investments, LLC and USLICO Series
                 Fund.

(h)(3)(i)        Schedule A to the Restated Expense Limitation Agreement.

(h)(4)           Fund Accounting Agreement with The Bank of New York (BNY) dated
                 January 6, 2003.

(h)(4)(i)        Amended Exhibit A to the Fund Accounting Agreement with The
                 Bank of New York (BNY), as of November 5, 2003.

(h)(4)(ii)       Amended Exhibit A to the Fund Accounting Agreement with The
                 Bank of New York (BNY), as of February 1, 2004.

(h)(5) Agency Agreement, dated November 30, 2000, between Registrant and DST Systems, Inc.

(h)(5)(i)        Amended and Restated Exhibit A with respect to the Agency
                 Agreement between Registrant and DST Systems as of October 6,
                 2003.

(h)(6)           Cash Reserve Agreement dated March 31, 2003, by The Bank of New
                 York (BNY).

(h)(6)(i) Amended Exhibit A with respect to the Cash Reserve Agreement as of February 1, 2004.

(j)(1)           Consent of Dechert LLP.

(j)(2)           Consent of Independent Auditors.

(p)(3)           Code of Ethics of Aeltus Investment Management, Inc.

(p)(4) ING Funds and Advisers ("ING Investments, LLC") Code of Ethics, effective May 1, 2004.